CREDIT AGREEMENT

                                     Between

                            TRENDWEST RESORTS, INC.,

                                       and

                       TRENDWEST SOUTH PACIFIC PTY. LTD.,

                                as the Borrowers,

                            THE LENDERS NAMED HEREIN,

                                 as the Lenders,

                          KEYBANK NATIONAL ASSOCIATION,

            as Lead Arranger and Administrative Agent for the Lenders
                     and as Letter of Credit Issuing Lender,

                                       and

                                  BANK ONE NA,

          as Syndication Agent for the Lenders and as Australian Lender




                           Dated as of August 14, 2000

                                                 TABLE OF CONTENTS

                                                                                                        Page
SECTION 1.        DEFINITIONS............................................................................1

         1.1.     Definitions............................................................................1
         1.2.     General Rules of Interpretation.......................................................18
         1.3.     Accounting Terms......................................................................19

SECTION 2.        THE LOANS.............................................................................19

         2.1.     The Revolving Loans...................................................................19
         2.2.     Fees..................................................................................27
         2.3.     Increased Costs.......................................................................28
         2.4.     Australian Currency Unavailable or BBSY Rate Unascertainable..........................28
         2.5.     Changes in Law Rendering Australian Advances Unlawful.................................28
         2.6.     LIBOR Not Ascertainable...............................................................28
         2.7.     Changes in Law Rendering LIBOR Loans Unlawful.........................................29
         2.8.     Indemnity.............................................................................29
         2.9.     Capital Adequacy......................................................................29
         2.10.    Australian GST........................................................................30
         2.11.    Survival..............................................................................30

SECTION 3.        PAYMENTS..............................................................................30

         3.1.     Interest..............................................................................30
         3.2.     Principal.............................................................................31
         3.3.     Other Payment Matters.................................................................31
         3.4.     Prepayments...........................................................................32

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF
                  THE BORROWERS.........................................................................34

         4.1.     Incorporation, Good Standing, and Qualification.......................................34
         4.2.     Power and Authority...................................................................34
         4.3.     Authorization.........................................................................34
         4.4.     Enforceability........................................................................34
         4.5.     Financial Statements..................................................................34
         4.6.     Projections...........................................................................34
         4.7.     Capitalization of Borrowers...........................................................34
         4.8.     Title to Properties; Patents, Trademarks, Etc.........................................35
         4.9.     Litigation; Proceedings...............................................................35
         4.10.    Taxes.................................................................................35
         4.11.    Absence of Conflicts..................................................................36
         4.12.    Indebtedness..........................................................................36
         4.13.    Compliance............................................................................36
         4.14.    Statements Not Misleading.............................................................36
         4.15.    Consents or Approvals.................................................................36
         4.16.    Material Contracts and Commitments....................................................36

                                       i


         4.17.    Employee Benefit Plans................................................................37
         4.18.    Licenses and Agreements...............................................................37
         4.19.    Material Restrictions.................................................................37
         4.20.    Subsidiaries..........................................................................37
         4.21.    Investment Company Act................................................................38
         4.22.    Absence of Material Adverse Changes...................................................38
         4.23.    Defaults..............................................................................38
         4.24.    Securities Laws.......................................................................38
         4.25.    Insurance.............................................................................38
         4.26.    Labor Matters.........................................................................38
         4.27.    Notes Receivable......................................................................38
         4.28.    Inventory.............................................................................38
         4.29.    Environmental Compliance..............................................................39

SECTION 5.        CONDITIONS PRECEDENT TO OBLIGATIONS OF
                  THE LENDERS...........................................................................40

         5.1.     Compliance............................................................................40
         5.2.     Satisfaction of Other Conditions......................................................40
         5.3.     The Revolving Notes...................................................................40
         5.4.     Standstill Agreement..................................................................40
         5.5.     Opinions of Borrowers' Counsel........................................................40
         5.6.     Statement of Application of Proceeds and Borrowing Notice.............................40
         5.7.     Insurance Certificates................................................................41
         5.8.     Corporate Documents...................................................................41
         5.9.     Fees and Expenses.....................................................................41
         5.10.    Legal Approval........................................................................41
         5.11.    Delivery of Closing Documents.........................................................41
         5.12.    Other Documents.......................................................................41

SECTION 6.        AFFIRMATIVE COVENANTS OF THE BORROWERS................................................41

         6.1.     Use of Proceeds.......................................................................41
         6.2.     Continued Existence; Maintenance of Rights and Licenses;
                  Compliance with Law...................................................................42
         6.3.     Insurance.............................................................................42
         6.4.     Obligations and Taxes.................................................................42
         6.5.     Financial Statements and Reports......................................................43
         6.6.     Notices...............................................................................44
         6.7.     Maintenance of Property...............................................................45
         6.8.     Information and Inspection............................................................45
         6.9.     Title To Property.....................................................................45
         6.10.    Environmental Compliance and Indemnity................................................45
         6.11.    Financial Covenants...................................................................46

SECTION 7.        NEGATIVE COVENANTS OF THE BORROWERS...................................................46

         7.1.     Indebtedness..........................................................................46
         7.2.     Liens.................................................................................46
         7.3.     Guaranties............................................................................47

                                       ii

         7.4.     Conditional Sale Obligations..........................................................47
         7.5.     Capital Leases........................................................................47
         7.6.     Claims................................................................................47
         7.7.     Notes Receivable......................................................................47
         7.8.     Capital Distributions.................................................................47
         7.9.     Disposal of Property; Mergers; Acquisitions; Reorganizations..........................47
         7.10.    Investments...........................................................................48
         7.11.    Amendment of Governing Documents......................................................49
         7.12.    Other Amendments or Waivers...........................................................49
         7.13.    Management Agreements and Fees........................................................49
         7.14.    ERISA.................................................................................49
         7.15.    Affiliates............................................................................49
         7.16.    Change of Name or Office..............................................................49
         7.17.    Change in Business....................................................................49
         7.18.    Regulation U..........................................................................49

SECTION 8.        EVENTS OF DEFAULT.....................................................................50

         8.1.     Non-Payment...........................................................................50
         8.2.     Failure of Performance with Respect to Other Obligations..............................50
         8.3.     Breach of Warranty....................................................................50
         8.4.     Cross-Defaults........................................................................50
         8.5.     Assignment for Benefit of Creditors...................................................50
         8.6.     Bankruptcy............................................................................51
         8.7.     Appointment of Receiver; Liquidation..................................................51
         8.8.     Judgments.............................................................................51
         8.9.     Impairment of Obligations.............................................................51
         8.10.    Termination of Material Agreement.....................................................51
         8.11.    Change of Control.....................................................................51
         8.12.    Condemnation..........................................................................51
         8.13.    Cessation of Operations...............................................................51

SECTION 9.        REMEDIES..............................................................................52

         9.1.     Optional Defaults.....................................................................52
         9.2.     Automatic Defaults....................................................................52
         9.3.     Performance by the Lenders............................................................52
         9.4.     Other Remedies........................................................................52
         9.5.     Enforcement and Waiver by the Lenders.................................................53

SECTION 10.       THE ADMINISTRATIVE AGENT..............................................................53

         10.1.    Appointment and Authorization.........................................................53
         10.2.    Powers................................................................................53
         10.3.    General Immunity......................................................................53
         10.4.    Action on Instructions of the Lenders.................................................54
         10.5.    Employment of Agents and Counsel......................................................54
         10.6.    Reliance on Documents; Counsel........................................................54
         10.7.    Administrative Agent's Reimbursement and Indemnification..............................54
         10.8.    Rights as a Lender....................................................................54

                                      iii

         10.9.    Lender Credit Decision................................................................55
         10.10.   Successor Administrative Agent........................................................55
         10.11.   Ratable Sharing.......................................................................55
         10.12.   Actions by the Administrative Agent and the Lenders...................................56
         10.13.   Other Agents..........................................................................56

SECTION 11.       MISCELLANEOUS.........................................................................56

         11.1.    Construction..........................................................................56
         11.2.    Further Assurance.....................................................................56
         11.3.    Expenses of the Administrative Agent and the
                  Lenders; Indemnification..............................................................56
         11.4.    Notices...............................................................................57
         11.5.    Waiver and Release by the Borrowers...................................................58
         11.6.    Right of Set-Off......................................................................58
         11.7.    Successors and Assigns; Assignments and Participations................................59
         11.8.    Foreign Lenders.......................................................................61
         11.9.    Applicable Law........................................................................61
         11.10.   Binding Effect and Entire Agreement...................................................61
         11.11.   Counterparts..........................................................................62
         11.12.   Survival of Agreements................................................................62
         11.13.   Modification..........................................................................62
         11.14.   Separability..........................................................................62
         11.15.   Section Headings......................................................................62
         11.16.   Enforcement...........................................................................62
         11.17.   Termination...........................................................................63
         11.18.   Jury Trial Waiver.....................................................................63
         11.19.   Confidentiality.......................................................................63
         11.20.   Joint and Several Liability...........................................................63
         11.21.   Equal Opportunity to Draft............................................................63


                                LIST OF EXHIBITS

Exhibit A         Request for Domestic Advance

Exhibit B         Request for Australian Advance

Exhibit C         Borrowing Base Certificate

Exhibit D         Domestic Conversion/Continuation Notice

Exhibit E         Australian Continuation Notice

Exhibit F         Form of Revolving Note

Exhibit G         Projections for June 30, 2000 through December 31, 2003

Exhibit H         Capitalization

Exhibit I         Litigation

Exhibit J         Indebtedness

Exhibit K         Consents

Exhibit L         Material Contracts and Licenses

Exhibit M         Subsidiaries

Exhibit N         Environmental Matters

Exhibit O         Form of Compliance Certificate

Exhibit P         Assignment and Acceptance

Exhibit Q         Liens

                                CREDIT AGREEMENT

     This Credit Agreement (the "Agreement") is entered into as of August 14, 2000, between TRENDWEST RESORTS, INC., an Oregon corporation ("Trendwest"), and TRENDWEST SOUTH PACIFIC PTY. LTD., a corporation organized and existing under the laws of the Commonwealth of Australia ("South Pacific"), as borrowers, each of the financial institutions from time to time listed on Schedule I attached to this Agreement (each of the foregoing being referred to as a "Lender" and all of the foregoing being collectively referred to as the "Lenders"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Issuing Lender, and BANK ONE NA, as Syndication Agent and Australian Lender.

                                    PREAMBLE

     The Borrowers have requested the credit facilities described in this Agreement, and the Lenders have agreed to provide such facilities, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     Accordingly, the Borrowers, the Lenders, the Administrative Agent, and the Syndication Agent agree as follows:

SECTION 1.  DEFINITIONS.

     1.1. Definitions. Capitalized terms used in this Agreement have the following meanings:

     "Adjusted Cash Flow" means, with respect to the four (4) fiscal quarters ending on the last day of any fiscal quarter of any Fiscal Year, EBITDA minus Capital Expenditures.

     "Administrative Agent" means KeyBank National Association, in its capacity as lead arranger and administrative agent for the Lenders pursuant to this Agreement and not in its individual capacity as a Lender, or any successor administrative agent.

     "Administrative Agent-Related Persons" means the Administrative Agent (including any successor agent), together with its Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Affiliate" means, with respect to any Person, (a) any other Person that is directly or indirectly controlled by, under common control with or controlling the first specified Person, (b) a Person owning beneficially or controlling 5% or more of the equity interests in such other Person, (c) any officer, director or partner of such other Person, or (d) any spouse or relative (by blood, adoption or marriage) of any such individual Person. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, partnership interests, by contract or otherwise.

     "Agreement" has the meaning assigned to such term in the introductory paragraph of this agreement.

     "Aggregate Commitment" means $60,000,000, as such amount may be reduced pursuant to this Agreement.

     "Applicable Margin" with respect to any period of time means the per annum percentage determined from the following table:

      USAGE                 REVOLVING LOANS                  LETTERS OF CREDIT
      -----                 ---------------                  -----------------

                        LIBOR LOANS
                            AND             BASE
                         AUSTRALIAN         RATE
                          ADVANCES         LOANS
                       ------------        -----
less than or equal
     to 33%                1.35%           0.00%                   1.35%

 greater than 33%
 and less than or
   equal to 66%            1.50%           0.125%                  1.50%

 greater than 66%          1.75%           0.25%                   1.75%


     "Applicable LIBOR Rate" means, for each LIBOR Loan, the per annum rate (rounded upward, if necessary, to the nearest 1/16 of 1%) determined by the Administrative Agent to be equal to the quotient of (1) LIBOR for such LIBOR Loan for the appropriate Interest Period, divided by (2) one minus the Eurocurrency Reserve Requirement for such Interest Period.

     "Asset Sale" means the sale by Trendwest or any Subsidiary to any Person of
(a) any of the stock or other equity interests of any Subsidiary, or (b) any other assets other than (i) the sale of assets with an aggregate market value that does not exceed in any Fiscal Year an amount equal to $250,000, and (ii) the sale in the ordinary course of business of assets held for resale in the ordinary course of business or the trade in or replacement of assets in the ordinary course of business or the disposition of any asset that, in the good faith exercise of its business judgment, Trendwest determines is no longer useful in the conduct of its business.

     "Assignment   and   Acceptance"   means  an   Assignment   and   Acceptance
substantially in the form of Exhibit P.

     "Australian Advance Limit" means a Dollar Equivalent equal to the lesser of
(a) the Revolving Loan Limit, and (b) $15,000,000.

     "Australian Advances" has the meaning assigned to such term in Section 2.1(a).

     "Australian  Continuation  Notice" has the meaning assigned to such term in
Section 2.1(g).

     "Australian Currency" means lawful money of the Commonwealth of Australia.

     "Australian Currency Equivalent" means, in relation to any Australian Advance, the amount of Australian Currency convertible from the relevant amount of Dollars at the Australian Lender's spot selling rate (based on market rates then prevailing) for the exchange of Dollars and Australian Currency at or about Noon, Chicago time, three Banking Days preceding the date of determination.

     "Australian Lender" means Bank One NA, and its successor and assigns.

     "BBSY Rate" with respect to the first day of any Interest Period of an Australian Advance means (a) the BBSY Index Rate for such Interest Period, if such rate is determinable, and (b) if the BBSY Index Rate cannot be determined for such day or Interest Period, then such rate as is agreed between the Australian Lender and Trendwest having due regard for comparable indices then available and in the absence of any such agreement shall be the rate stipulated by the Australian Lender having due regard for such comparable indices.

     "BBSY Index Rate" with respect to the first day of any Interest Period of an Australian Advance means the rate per annum calculated by taking the rates quoted on the page numbered "BBSY" of the Reuters Monitor System at or about 10:00 a.m. (Eastern Time) on such day for each Reference Bank appearing on that page (or a successor page) and so quoting (being not less than 5) as being the rate for a Bill with a tenor equal to the Interest Period, as specified in the Borrowing Notice with respect to such Australian Advance, eliminating the highest and the lowest rates and taking the average of the remaining rates and then (if necessary) rounding the resultant figure upwards to 4 decimal places; provided, however, that if the BBSY Rate for such day cannot be determined because fewer than 5 Reference Banks have quoted rates on the page numbered "BBSY" (or a successor page) of the Reuters Monitor System, the BBSY Rate shall be calculated as above by taking the rates otherwise quoted by 5 of the Reference Banks on application by the Australian Lender for a Bill of the same tenor.

     "Banking Day" means any day except a Saturday, Sunday, or other day on which commercial banks in Seattle, Washington, are authorized or required to close under applicable law; provided, however, that in the case of notices and determinations with respect to, and payments of principal of and interest on, Australian Advances, "Banking Day" means any day except a Saturday, Sunday, or other day on which (a) commercial banks in Seattle, Washington, are authorized or required to close under applicable law, or (b) Australian trading banks are open for a full range of banking business in the metropolitan area of Adelaide, South Australia, Melbourne, Victoria and Sydney, New South Wales.

     "Base Rate" means the higher of (1) the Reference Rate, or (2) the sum of the Federal Funds Rate plus 0.5% per annum.

     "Base Rate Loan" means any Revolving Loan that bears interest with reference to the Base Rate.

     "Benefit Arrangement" means any pension, profit-sharing, thrift, or other retirement plan, medical, hospitalization, vision, dental, life, disability or other insurance or benefit plan, deferred compensation, stock ownership, stock purchase, stock option, performance share, bonus, fringe benefit, savings or other incentive plan, severance plan or other similar plan, agreement, arrangement or understanding, to which either of the Borrowers or any member of the Controlled Group is, or in the preceding six years was, required to contribute on behalf of its employees or directors, whether or not such plan, agreement, arrangement or understanding is subject to ERISA.

     "Bill" has the same meaning as in the Australian Bills of Exchange Act 1909 (but does not include a cheque as defined therein).

     "Borrowers" means Trendwest and South Pacific, collectively, and "Borrower" means Trendwest or South Pacific, as the context requires.

     "Borrowing   Base   Certificate"   means  a  borrowing   base   certificate
substantially in the form of Exhibit C.

     "Borrowing Date" means the proposed date of a Revolving Loan, as specified in the Borrowing Notice with respect to such Revolving Loan.

     "Borrowing Notice" has the meaning assigned to such term in Section 2.1(e)(ii).

     "Capital Distribution" means any payment or distribution made, liability incurred, or other consideration given for the purchase, acquisition, redemption or retirement of any stock or other equity interest of Trendwest as a dividend, return of capital or other payment or distribution of any kind to a shareholder of Trendwest with respect to Trendwest's capital stock.

     "Capital Expenditures" means, for any period, the aggregate dollar amount (whether paid in cash or accrued as a liability) that would, in accordance with GAAP, be included on the consolidated statement of cash flows of Trendwest and its Subsidiaries for such period as additions to property, plant or equipment, without regard to the manner in which such amounts or the instrument pursuant to which they are made are characterized by Trendwest or any other Person; provided, however, that "Capital Expenditures" shall not include any such amounts (a) for replacements of or substitutions for capital assets to the extent paid with the proceeds of insurance, or (b) that are paid in connection with a Permitted Acquisition.

     "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under leases of, or other agreements conveying the right to use real or personal property, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person, prepared in accordance with GAAP.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.

     "CERCLIS" means the Comprehensive Environmental Response and Liability Information System, as provided for by 12 C.F.R.ss.300.5.

     "Change of Control" means, with respect to any Person, an event or series of events by which:

     (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its subsidiaries, or any Person acting in its capacity as trustee, Administrative Agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the ownership interests of such Person; or

     (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

     "Closing" means the satisfaction of the conditions set forth in Section 5 and the making of the initial Revolving Loans under this Agreement.

     "Closing Date" means the date on which the initial Revolving Loans are made by the Lenders.

     "Closing Threshold" has the meaning assigned to such term in Section
6.11(c).

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Commitment" has the meaning assigned to such term in Section 2.1(a).

     "Commitment Fee" with respect to any calendar quarter (or partial calendar quarter in the case of the period beginning on July 1, 2003 and ending on the Revolving Termination Date) means a fee equal to the Dollar amount obtained by multiplying the average daily Revolving Commitment during such calendar quarter (or such partial period) by the applicable per annum percentage set forth under the "Commitment Fee" heading in the following table:

                                       COMMITMENT
               USAGE                      FEE
               -----                    ---------
        less than or equal
              to 33%                      0.25%

        greater than 33%
       and less than or equal
              to 66%                      0.30%

          greater than 66%                0.35%


     "Compliance Certificate" has the meaning assigned to such term in Section 6.5(c).

     "Consolidated Net Worth" means, as of any date of determination, the shareholders' equity of Trendwest (on a GAAP basis) on such date.

     "Construction-in-Process" means all construction costs required by GAAP to be capitalized on Trendwest's balance sheet, excluding all construction relating to MountainStar.

     "Controlled Group" means a controlled group of entities that, together with Trendwest or any Subsidiary, are treated as a single employer under Sections 414(b), 414(c) or 414(m) of the Code.

     "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

     "Default Interest Rate" with respect to any Revolving Loan means a per annum rate of interest equal to the sum of the otherwise applicable per annum interest rate plus 2% per annum.

     "Defaulted Amount" has the meaning assigned to such term in Section 2.1(e)(ii)(F).

     "Delinquent Notes" means Notes Receivable with respect to which a payment is delinquent for a period in excess of 90 days following the due date of such payment.

     "Designating Lender" has the meaning assigned to such term in Section 11.7(f)(i).

     "Discount Rate" means, with respect to a prepayment or conversion of an Australian Advance on a date other than the last day of its Interest Period, a rate equal to the interest rate (as of the date of prepayment) on United States Treasury obligations in a like amount as such Australian Advance and with a maturity approximately equal to the period between the prepayment or conversion date and the last day of the Interest Period of such Australian Advance, as determined by the Australian Lender.

     "Dollar Equivalent" means, in relation to any Australian Advance, the amount of Dollars convertible from the relevant amount of Australian Currency at the Australian Lender's spot selling rate (based on market rates then prevailing) for the exchange of Australian Currency and Dollars at or about Noon, Chicago time, three Banking Days preceding the date of determination.

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "Domestic  Advances"  has the  meaning  assigned  to such  term in  Section
2.1(a).

     "Domestic Conversion/Continuation Notice" has the meaning assigned to such term in Section 2.1(f).

     "EBITDA" means, with respect to the four (4) fiscal quarters ending on the last day of any fiscal quarter of any Fiscal Year, (a) Trendwest's net income after provision for income taxes, as determined in accordance with GAAP and reported on Trendwest's financial statements, plus (b) the sum of Trendwest's
(i)  Interest  Expense,   (ii)  income  tax  expense,   (iii)  depreciation  and
amortization (including amortization of any goodwill or other intangibles, whether pursuant to FASB 109 or otherwise), (iv) amortization of residual interest in Notes Receivable sold, (v) unrealized loss on residual interest in Notes Receivable sold, (vi) contract servicing liability arising from the sale of Notes Receivable, and (vii) losses considered to be extraordinary losses in accordance with GAAP, so long as such losses arise from non-cash expenses, minus
(c) all of the following: (i) gain arising from Trendwest's sale of any capital asset, (ii) gain arising from any write-up in the book value of any asset of Trendwest, (iii) earnings of any corporation, substantially all of the assets of which have been acquired by Trendwest in any manner, to the extent realized by such other corporation prior to the date of acquisition, (iv) earnings of any business entity in which Trendwest has an ownership interest (other than its Subsidiaries) unless (and only to the extent) such earnings shall actually have been received by Trendwest in the form of cash distributions, (v) earnings of any Person to which assets of Trendwest have been sold, transferred or disposed of, or into which Trendwest has merged, or which has been a party with Trendwest to any consolidation or other form of reorganization, prior to the date of such transaction, (vi) gain arising from the acquisition of Indebtedness or equity securities of Trendwest or from cancellation or forgiveness of Indebtedness,
(vii) amortization of contract servicing liability, (viii) unrealized gain on residual interest in Notes Receivable sold, and (ix) residual interest in Notes Receivable sold.

     "Eligible Assignee" means (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) another Lender; (e) any other entity that extends credit or buys loans as one of its businesses and has a net worth of at least $100,000,000, including but not limited to, insurance companies, mutual funds and lease financing companies; or
(f) other lenders or institutional investors consented to in writing in advance by the Administrative Agent and Trendwest. No Affiliate of Trendwest and no Affiliate of an Affiliate of Trendwest shall be an Eligible Assignee.

     "Eligible Inventory" means all of Trendwest's Inventory, valued at the lower of cost or net realizable value, except:

     (a) Inventory that is not owned by Trendwest free and clear of all security interests, liens, encumbrances, and claims of third parties; and

     (b) Construction-in-Process with respect to MountainStar.

     "Eligible Inventory Amount" as of any date during any Fiscal Year means the lesser of (a) 50% of the aggregate amount of Eligible Inventory or (b) Thirty Million Dollars ($30,000,000).

     "Eligible Investments" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) commercial paper maturing no more than one year from the date issued and, at the time of acquisition, having a rate of at least A-1 from Standard & Poor's
Ratings Group or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within one year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from any, commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $100,000,000; (d) time deposits maturing no more than thirty (30) days from the date of creation thereof and demand deposits with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of Trendwest's deposits at such institution; and (e) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protector Corporation investing only in obligations described in clauses (a) through (d) above.

     "Eligible Receivables" means all of Trendwest's Notes Receivable that contain terms and conditions acceptable to the Administrative Agent. Unless otherwise agreed to by the Administrative Agent in writing, Eligible Receivables do not include:

     (a) Notes Receivable with respect to which (i) the Note Maker files or has filed against it any petition seeking relief under Debtor Relief Laws, (ii) all or any portion of the amount due thereunder is 180 or more days delinquent, or
(iii) all or any portion of the amount due thereunder is written off by Trendwest or Trendwest should, in accordance either with GAAP or its internal collection policies, either write off or add an amount to its allowance for doubtful accounts based on the amount past due thereunder;

     (b) Notes Receivable with respect to which the Note Maker is an officer, director, employee or agent of either of the Borrowers unless such Notes Receivable have arisen in connection with the sale of Vacation Credits or Fractional Ownership Interests to any such officer, director, employee or agent;

     (c) Notes Receivable with respect to which the Note Maker is a Subsidiary of or affiliated with or related to Trendwest or its shareholders, officer, or directors;

     (d) Notes Receivable with respect to which payment by the Note Maker may be conditional;

     (e) Notes Receivable with respect to which the Note Maker is not a resident of the United States, except (i) Notes Receivable that are supported by insurance, bonds or other assurances satisfactory to the Administrative Agent,
(ii) Notes Receivable with respect to which the Note Maker is a resident of Canada, provided that the aggregate principal amount of all such Notes
Receivable does not exceed $15,000,000, and (iii) Notes Receivable denominated in Australian Currency with respect to which the Note Maker is a resident of Australia, provided that the aggregate principal amount of all such Notes Receivable does not exceed the Australian Advance Limit.

     (f) Notes Receivable that are subject to dispute, counterclaim, or setoff;

     (g) Notes Receivable with respect to which the Administrative Agent, in its sole and absolute discretion, deems the creditworthiness or financial condition of the Note Maker to be unsatisfactory;

     (h) Notes Receivable that have been repurchased by Trendwest from a Special Purpose Funding Corporation.

     (i) Notes Receivable with respect to which the Note Maker has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts, or who has had appointed a trustee, custodian, or receiver for the assets of such Note Maker, or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due; and

     (j) Notes Receivable with respect to which the Note Maker is a governmental entity.

     "Environmental Claim" means, with respect to any Person, any written or oral notice, claim, demand, request for information, citation, summons, order or other communication (each, a "claim") by any other Person or governmental authority alleging or asserting the liability of the recipient of such claim for costs associated with investigations, enforcement, cleanup, removal, governmental response or remedial actions, damages to natural resources or other Property, or health, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release, of any Hazardous Material at or from any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, including any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" means all provisions of law, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by the government of the United States of America or by any other domestic or foreign jurisdiction in which Trendwest or any of its Subsidiaries conducts business, or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing, concerning health, safety and protection of, or regulation of the emission, release or discharge of substances into, the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all regulations promulgated under such statute.

     "Eurocurrency Reserve Requirement" means, with respect to any LIBOR Loan or Australian Advance for any Interest Period, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in Chicago with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" (as such term is used in Regulation D) but without benefit or credit of proration, exemptions, or offsets that might otherwise be available from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained against (a) any category of liabilities that includes deposits by reference to which (i) the BBSY Rate is to be determined, in the case of Australian Advances, or (ii) LIBOR is to be determined, in the case of Domestic Advances, or (b) any category of extension of credit or other assets that include Australian Advances or Domestic Advances, as the case may be.

     "Event of Default" means any of the events specified in Section 8.

     "Extension of Credit" means (a) a Revolving Loan and (b) a Letter of Credit Action in which a new Letter of Credit is issued or that has the effect of increasing the amount of, extending the maturity of, or making a material modification to an outstanding Letter of Credit or the reimbursement of drawings with respect to such Letter of Credit.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Banking Day next succeeding such day; provided that
(a) if such day is not a Banking Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Banking Day as so published on the next succeeding Banking Day, and (b) if no such rate is so published on such next succeeding Banking Day, the Federal Funds Rate for such day shall be the average rate charged to KeyBank on such day on such transactions as determined by the Administrative Agent.

     "Fees" means, collectively, the fees described in Section 2.2.

     "Financial  Statements"  has the  meaning  assigned to such term in Section
4.5.

     "Fiscal Year" means the fiscal year of Trendwest.

     "Fixed Charge Coverage Ratio" means the ratio of Adjusted Cash Flow to Fixed Charges.

     "Fixed Charges" means, with respect to the four (4) fiscal quarters ending on the last day of any fiscal quarter of any Fiscal Year, the sum of (a) mandatory principal payments required to be made on Indebtedness of Trendwest (exclusive of mandatory prepayments made pursuant to Section 3.4(b)), (b) Interest Expense, and (c) cash taxes paid by Trendwest.

     "Fractional Ownership Interests" means deeded fixed intervals in timeshare condominiums that are developed by Trendwest and not transferred to WorldMark, The Club.

     "Funding Notification" has the meaning assigned to such term in Section 2.1(e)(ii)(D).

     "GAAP" means generally accepted accounting principles in effect from time to time in the United States, consistently applied.

     "GST" means a goods and services or similar tax imposed in the Commonwealth of Australia, together with any related interest, penalties, fines or other charges.

     "Guaranty Obligations" means, with respect to any Person, all obligations of such Person as a result of a pledge of its credit or property in any manner, or any agreement by such Person to become responsible for the payment or other performance of the indebtedness, contract or other obligation of another Person, including obligations incurred as (a) guarantor (of payment or of collection),
(b) surety, (c) co-maker, (d) endorser, (e) one who agrees conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind, (f) one who has endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse, or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire or become liable for, any Indebtedness, or (g) one who has entered into any agreement for the purchase or other acquisition of any product, materials or supplies, or for the making of shipments, or for the payment for services, if in any such case payment is to be made regardless of the nondelivery of the product, materials or supplies or the non-furnishing of the services.

     "Hazardous Materials" means, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls, (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law, and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (f) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the obligations secured by such property have been assumed by such Person, (g) all Guaranty Obligations of such Person, including any recourse indebtedness of any partnership in which such Person is a general partner, (h) all Capitalized Lease Obligations of such Person, (i) all rate hedging obligations of such Person and all obligations of such Person under foreign currency exchange agreements or other exchange rate hedging arrangements, and (j) all obligations of such Person as an account party to reimburse any bank or any other Person with respect to letters of credit or bankers' acceptances; provided, however, that (i) Indebtedness shall not include sales of Notes Receivable sold to Special Purpose Funding Corporations pursuant to Note Purchase Facilities and indemnification, recourse or repurchase obligations thereunder, and (ii) the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Persons" has the meaning assigned to such term in Section 11.3(b).

     "Interest Expense" means, with respect to the four (4) fiscal quarters ending on the last day of any fiscal quarter of any Fiscal Year, the cash interest expense of Trendwest (including all fees payable under Section 2.2) and any other fees, charges, commissions and discounts.

     "Interest Payment Date" means (a) in the case of Base Rate Loans, the first Banking Day of each calendar quarter, commencing on October 1, 2000, and (b) in the case of LIBOR Loans and Australian Advances, the last day of the applicable Interest Period, except in the case of 6-month Interest Periods, in which case the Interest Payment Dates shall be the ninetieth (90th) day, and the last day, of such 6-month Interest Period.

     "Interest Period" means, with respect to any LIBOR Loan or Australian Advance, the period commencing on the day on which such Revolving Loan is made, continued or converted and ending on the date one, two, three, or six months thereafter, as the applicable Borrower may elect pursuant to Section 2.1(e)(ii); provided, however, that (a) any Interest Period that commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate subsequent calendar month, (b) each Interest Period that would otherwise end on a day that is not a Banking Day shall end on the next succeeding Banking Day or, if such succeeding Banking Day falls in the next succeeding calendar month, on the next preceding Banking Day, and (c) no Interest Period that would end after the Revolving Termination Date shall be permitted.

     "Inventory" means Vacation Credits, Fractional Ownership Interests, and Construction-in-Process.

     "Investments" has the meaning assigned to such term in Section 7.10.

     "Issuing Lender" means KeyBank National Association, or any successor Lender issuing Letters of Credit pursuant to this Agreement.

     "JELD-WEN Debt" means Indebtedness of Trendwest and/or its Subsidiaries to JELD-WEN, inc. or any Affiliates of JELD-WEN, inc.

     "KeyBank" means KeyBank National Association, in its capacity as a Lender and not as Administrative Agent, and its successors and assigns.

     "Lenders" has the meaning assigned to such term in the introductory paragraph of this Agreement and, as the context requires, includes the Australian Lender and Issuing Lender.

     "Letter of Credit" means any letter of credit issued or outstanding under this Agreement, which letter of credit shall be consistent with the terms of this Agreement.

     "Letter of Credit Action" means the issuance, supplement, amendment, renewal, extension, modification or other action relating to a Letter of Credit.

     "Letter of Credit Application" means an application for a Letter of Credit Action from time to time in use by the Issuing Lender.

     "Letter of Credit Cash Collateral Account" means a blocked deposit account at the Issuing Lender in which Trendwest hereby grants a security interest to the Issuing Lender as security for Letter of Credit Usage and with respect to which Trendwest agrees to execute and deliver from time to time such documentation as Administrative Agent or the Issuing Lender may reasonably request to further assure and confirm such security interest.

     "Letter of Credit Payment Date" means the last Banking Day of each calendar quarter and the Revolving Termination Date.

     "Letter of Credit Sublimit" means an amount equal to lesser of the Revolving Loan Limit and $5,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitment.

     "Letter of Credit Usage" means, as at any date of determination, the aggregate undrawn face amount of outstanding Letters of Credit plus the Unreimbursed Amounts.

     "Letter of Credit Notice" has the meaning assigned to such term in Section 2.1(k)(ii).

     "Leverage Ratio" as of any date means the ratio of Total Funded Debt to Total Capitalization.

     "LIBOR" means, for any Interest Period of a Domestic Advance, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) at which deposits in Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of such Domestic Advance to be outstanding for such Interest Period.

     "LIBOR Index Rate " means, for any Interest Period of a Domestic Advance, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in Dollars for a period equal to such Interest Period, that appears on Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period.

     "LIBOR Loan" means any Revolving Loan that bears interest with reference to LIBOR.

     "Lien" as applied to the property of any Person means (a) any mortgage, lien, pledge, assignment, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind with respect to any property of such Person, or upon the income or profits from such property, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the property to the payment of Indebtedness in priority to the payment of the general, unsecured creditors of such person, (c) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent of any jurisdiction with respect to Indebtedness, and (d) in the case of securities or other equity interests, any purchase option, call or similar right of a third party with respect to such securities or other equity interests.

     "Majority Lenders" means, at any time, the Lenders holding at least 51% of the then aggregate unpaid principal amount of the Revolving Notes, or, if no principal amount of the Revolving Notes is then outstanding, the Lenders having at least 51% of the Aggregate Commitment.

     "MountainStar" means the project known as MountainStar and Urban Growth Area in or around Cle Elum, Washington.

     "Multiemployer Plan" has the meaning assigned to such term in Section 3(37) of ERISA.

     "Non-Monetary Provisions" means all provisions of this Agreement other than those provisions pursuant to which the principal of or interest on any Revolving Note, or any other amounts, are required to be paid by the Borrowers or some other party.

     "Note Maker" means the Person or entity obligated with respect to a Note Receivable.

     "Note Purchase Facilities" means any agreement of Trendwest or any of its Subsidiaries providing for sales, transfers or conveyances of Notes Receivable purporting to be sales (and considered sales under GAAP) that do not provide, directly or indirectly, for recourse against the seller of such Notes Receivable (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement with respect to the amount of such Notes Receivable (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels.

     "Note Receivable" means a promissory note or other right to payment received by Trendwest for Vacation Credits sold by Trendwest.

     "Obligations" means any obligation of the Borrowers (a) to pay to the Lenders the principal of and interest on the Revolving Notes in accordance with the terms of the Revolving Notes, (b) with respect to Letter of Credit Usage,
(c) with respect to any Rate Hedging Obligations owing to any Lender, (d) to pay, satisfy or perform any other liability or obligation to the Administrative Agent or any Lender, arising under this Agreement, whether now existing or subsequently incurred by reason of future advances or otherwise, matured or unmatured, direct or contingent, joint or several, including any related extensions, modifications or renewals and substitutions, and including all fees, indemnification amounts, costs and expenses, including interest on such amounts and reasonable attorneys' fees to the extent permitted by law, incurred by the Administrative Agent or any Lender for the protection and preservation or enforcement of its rights and remedies arising under this Agreement, (e) to repay to the Lenders all amounts advanced at any time by the Lenders under this Agreement, including advances for principal or interest payments to prior secured parties, mortgagees, lienors or other Persons, or for taxes, levies, insurance, rent or repairs to, or maintenance or storage of, any of the property of Trendwest or any of its Subsidiaries, (f) to perform any covenant or agreement made with the Lenders pursuant to this Agreement, or (g) to take any other action with respect to any other liability of any nature of the Borrowers to the Lenders under this Agreement.

     "Original Dollar Amount" means, with respect to any Australian Advance being continued as an Australian Advance pursuant to Section 2.1(g), the Dollar Equivalent of such Australian Advance on the first day of the expiring Interest Period of such Australian Advance.

     "Outstanding Obligations" means, as of any date, and giving effect to making any Extensions of Credit requested on such date and all payments, repayments and prepayments made on such date, (a) when reference is made to all Lenders, the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and (ii) all Letter of Credit Usage, and (b) when reference is made to one Lender, the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Lender (excluding, in the case of the Australian Lender, its Australian Advances except to the extent provided in clause (iii) below), (ii) such Lender's ratable risk participation in all Letter of Credit Usage, and (iii) such Lender's ratable risk participation in all outstanding Australian Advances, determined by reference to the Dollar Equivalent of such Australian Advances.

     "Past-Due Notes" means Notes Receivable with respect to which a payment is delinquent for a period in excess of 30 days, and less than 91 days, following the due date of such payment.

     "PBGC" means the Pension Benefit Guaranty Corporation or any governmental authority at any time substituted therefor.

     "Pension Plan" means an employee pension benefit plan as defined in Section 3(2) of ERISA that is subject to the provisions of Section 302 or Title IV of ERISA or Section 412 of the Code.

     "Permitted Acquisition" means any transaction in which:

     (a) any Subsidiary merges with (i) Borrower provided that Borrower shall be the continuing or surviving corporation, (ii) any one or more Subsidiaries, or
(iii) any joint venture, partnership or other Person, so long as such joint venture, partnership and other Person, as a result of making such merger and all other contemporaneous related transactions, becomes a Subsidiary; provided that when any wholly owned Subsidiary is merging into another Subsidiary, the wholly owned Subsidiary shall be the continuing or surviving Person;

     (b) any Subsidiary sells all or substantially all of its assets (upon voluntary liquidation or otherwise) to Trendwest or to another Subsidiary; provided that when any wholly owned Subsidiary is selling all or substantially all of its assets to another Subsidiary, the Subsidiary acquiring such assets is a wholly owned Subsidiary; or

     (c) any Person sells all or substantially all of its assets to Trendwest or to a Subsidiary, or merges with Trendwest or a Subsidiary in a transaction in which Trendwest or such Subsidiary is the continuing or surviving corporation, and the consideration paid by Trendwest in connection with either such asset or merger transaction does not exceed 25% of Trendwest's Consolidated Net Worth at such time, provided that in any such case Trendwest demonstrates to the Administrative Agent's reasonable satisfaction that such transaction will not result in a breach of the financial covenants in Section 6.11 or otherwise result in a Possible Default or Event of Default.

     "Permitted Lien" means any of the following Liens:

     (a) Liens for taxes or assessments, and similar charges, (i) that are either not delinquent or are being contested diligently and in good faith by appropriate proceedings, (ii) as to which the affected Borrower has set aside adequate reserves on its books, and (iii) that do not entail any significant risk of loss, forfeiture, foreclosure or sale of the property subject to such Liens;

     (b) Statutory Liens, such as mechanic's, materialman's, warehouseman's, landlord's, artisan's, workman's, contractor's, carrier's or other like Liens
(i) incurred in good faith in the ordinary course of business, (ii) that are either not delinquent or are being contested diligently and in good faith by appropriate proceedings, (iii) as to which Trendwest has set aside adequate reserves on its books or bonded satisfactorily to the Administrative Agent, and
(iv) that do not entail any significant risk of loss, forfeiture, foreclosure or sale of the property subject to such Liens;

     (c) Encumbrances consisting of zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of real property or minor irregularities of title, provided that none of such encumbrances materially impairs the use or value of any property in the operation of the business of Trendwest and its Subsidiaries;

     (d) Liens securing conditional sale, rental or purchase money obligations permitted under Section 7.4 and Capitalized Lease Obligations permitted under
Section 7.5 (and protective UCC-1 financing statements filed by lessors in connection with such Liens under leases not intended as security), but only in the property that is the subject of such obligations;

     (e) Liens arising under or pursuant to this Agreement or otherwise securing any Obligation;

     (f) Liens relating to judgments or awards with respect to which Trendwest is, in good faith, prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon such appeal or proceeding for review has been secured, and as to which judgments or awards Trendwest has established adequate reserves on its books or has bonded in a manner satisfactory to the Administrative Agent;

     (g) Pledges or deposits made in the ordinary course of business to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

     (h) Liens granted to secure the performance of letters of credit, bids, tenders, contracts, leases, public or statutory obligations, surety, customs, appeal and performance bonds and other similar obligations to the extent permitted in this Agreement and not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of any property;

     (i) Any other Liens listed on Exhibit Q or to which the Majority Lenders have consented in writing;

     (j) Liens on Trendwest's corporate headquarters in Redmond, Washington, to the extent that such Liens secure Indebtedness of less than $15,000,000;

     (k) Liens securing Indebtedness in an aggregate principal amount up to $50,000 on Trendwest's property in Surfside, Washington;

     (l) Liens granted to any Special Purpose Funding Corporation to the extent that such Liens do not extend to property other than Notes Receivable conveyed to such Special Purpose Funding Corporation pursuant to Note Purchase Facilities.

     (m) Any other Liens to the extent that such Liens, when considered together with all other Liens with respect to the personal and real property of Trendwest and its Subsidiaries, secure Indebtedness in an aggregate Dollar amount not exceeding 5% of Consolidated Net Worth.

     "Person" shall include  natural  persons,  corporations,  business  trusts,
associations,   companies,  limited  liability  companies,  joint  ventures  and partnerships.

     "Plan" means any employee benefit plan, as defined under Section 3(3) of ERISA, established or maintained by Trendwest or any member of the Controlled Group or any such Plan to which Trendwest or any member of the Controlled Group is, or in the last six years was, required to contribute on behalf of its employees.

     "Possible Default" means an event, condition, situation or thing that constitutes, or that with the lapse of any applicable grace period or the giving of notice or both would constitute, any Event of Default.

     "Prepayment Account" has the meaning assigned to such term in Section 3.4(c)(i).

     "Prepayment Premium" with respect to the prepayment of any LIBOR Loan or Australian Advance or any other receipt or recovery of any LIBOR Loan or Australian Advance prior to the end of the applicable Interest Period, whether by voluntary prepayment, acceleration, or otherwise, means an amount equal to the loss or expense sustained by each Lender as a consequence of such prepayment, receipt or recovery, including any such loss or expense arising from the liquidation or reemployment of funds obtained by such Lender to maintain its LIBOR Loan or Australian Advance, as the case may be, or from fees payable to terminate the deposits from which such funds were obtained; provided, however, that (a) for purposes of calculating such amount, each LIBOR Loan or Australian Advance shall be conclusively deemed to have been funded at the LIBOR or BBSY Rate used in determining the Applicable LIBOR Rate or BBSY Rate for such LIBOR Loan or Australian Advance by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Loan or Australian Advance is in fact so funded, and
(b) a statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by the Lender and submitted by the Lender to Trendwest, shall be conclusive and binding for all purposes absent manifest error in computation.

     "Proprietary Rights" has the meaning assigned to such term in Section 4.8.

     "Ratable Share" means with respect to any Lender, the quotient obtained by dividing (a) such Lender's Commitment by (b) the Aggregate Commitment.

     "Rate Hedging Obligations" means all obligations of Trendwest and its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all related renewals, extensions and modifications, and substitutions) under (a) agreements, devices or arrangements designed to protect Trendwest or any of its Subsidiaries from the fluctuations of interest rates, including interest rate exchange or swap agreements, interest rate cap or collar protection agreements, and interest rate options, puts and warrants, and (b) cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing.

     "Reference Banks" means such banks as may from time to time be determined by the Australian Lender to be "Reference Banks".

     "Reference Rate" means the per annum rate of interest designated by KeyBank from time to time as its prime rate at its main office, such rate to change as and when such prime rate changes (regardless of whether such rate is publicly announced). The prime rate functions as a reference rate index, and may not be the lowest rate of interest charged by KeyBank to its borrowers.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as amended or supplemented from time to time.

     "Regulatory Change" means the adoption of or any change in federal, state or local treaties, laws, rules or regulations or the adoption of or change in any interpretations, guidelines, directives or requests of or under any federal, state or local treaties, laws, rules or regulations (whether or not having the force of law) by any court, governmental authority, central bank or comparable agency charged with the interpretation or administration of such treaties, laws, rules or regulations.

     "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, groundwater, wetlands, land or subsurface strata, that, in any such case, is in violation of any Environmental Law.

     "Reportable Event" means a reportable event as that term is defined in Title IV of ERISA, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code and of
Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with Section 412(d) of the Code).

     "Revolving Commitment" as of any date means the Aggregate Commitment, reduced by (a) the then-outstanding principal balance of the Domestic Advances,
(b) the Dollar Equivalent of the then-outstanding principal balance of Australian Advances, and (c) the Letter of Credit Usage.

     "Revolving Loan Limit" means a Dollar amount equal to the lesser of (a) the Revolving Commitment, or (b) an amount equal to the sum of the Eligible Inventory Amount plus 75% of the Dollar amount of Eligible Receivables minus the outstanding principal balance of any JELD-WEN Debt.

     "Revolving Loans" has the meaning assigned to such term in Section 2.1(a).

     "Revolving Notes" has the meaning assigned to such term in Section 2.1(j).

     "Revolving Termination Date" means August 14, 2003.

     "SPV" has the meaning assigned to such term in Section 11.7(f)(i).

     "South Pacific" means Trendwest South Pacific Pty. Ltd., a corporation organized and existing under the laws of the Commonwealth of Australia.

     "Special Purpose Funding Corporation" means any special purpose corporation the majority of the outstanding capital stock or voting power of which is (or upon the exercise of all outstanding warrants, options and other rights would
be) owned, directly or indirectly, at the time in question by the Borrower, provided that (a) the corporation contributes or purchases, for cash and on arms-length terms, Notes Receivable from the Borrower pursuant to Note Purchase Facilities, (b) substantially all consideration received by the corporation for or otherwise in connection with the sale or other transfer of Notes Receivable or debt or equity interests in the corporation is distributed to or for the account of Trendwest within one Banking Day following such sale or transfer, (c) none of Trendwest's or any Subsidiary's assets other than such Notes Receivable are at any time sold, contributed or otherwise transferred to such corporation, and (d) neither Trendwest nor any Subsidiary directly or indirectly incurs or assumes or agrees to incur or assume any obligation to or of such corporation or with respect to such Notes Receivable, other than the obligation to repurchase or provide a substitute for any Note Receivable with respect to which Trendwest or any Subsidiary has breached a representation or warranty made by it in connection with the sale of such Note Receivable.

     "Standstill  Agreement"  has the  meaning  assigned to such term in Section
5.4.

     "Subsidiary" means each partnership, limited liability company or corporation, the majority of the outstanding partnership interests, membership interests, capital stock or voting power of which is (or upon the exercise of all outstanding warrants, options and other rights would be) owned, directly or indirectly, at the time in question by Trendwest; provided, however, that no such entity shall be considered a Subsidiary if it is a Special Purpose Funding Corporation or if it is the entity currently operating under the name WorldMark, The Club.

     "Syndication Agent" means Bank One NA, in its capacity as syndication agent for the Lenders pursuant to this Agreement and not in its individual capacity as a Lender.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits).

     "Total Capitalization" means a Dollar amount equal to the sum of Total Funded Debt plus Consolidated Net Worth.

     "Total  Funded  Debt"  means,  as  of  any  date  of   determination,   all
Indebtedness of Trendwest for borrowed money as of such date, including the Obligations and, all Capitalized Lease Obligations of Trendwest, contingent obligations with respect to "off balance sheet" or "synthetic" leases (i.e., leases where for tax purposes the lessee is treated as the owner of the leased property but for GAAP purposes the lease is treated as an operating lease and the lessor is treated as the owner of the leased property), all other Indebtedness of Trendwest as of such date that is represented by notes or drafts representing extensions of credit for borrowed money, and all obligations as of such date that are evidenced by bonds, debentures, notes or other similar instruments (including all such obligations to which any property or asset owned by Trendwest is subject, whether or not the obligation secured by such property or asset shall have been assumed), and excluding Warehouse Debt.

     "Type" means, with respect to any Revolving Loan, its nature as a Domestic Advance or Australian Advance.

     "UCC" means the Uniform Commercial Code, as amended and adopted in any applicable jurisdiction.

     "Unreimbursed Amounts" has the meaning assigned to such term in Section 2.1(k)(iv).

     "Usage" with respect to any time period means the percentage equivalent of the quotient obtained by dividing (a) the sum of the average daily outstanding principal balance of the Domestic Advances during such time period plus the Dollar Equivalent of the average daily outstanding principal balance of Australian Advances during such time period, by (b) the average daily Aggregate Commitment during such time period.

     "Vacation  Credits" means ownership  interests in WorldMark,  The Club that
(a) entitle the holder of such interests to use a fully furnished vacation resort unit based on the number of such interests purchased and (b) are created through the transfer to WorldMark, The Club of resort units developed or purchased by Trendwest in exchange for the right to sell use-rights in these properties, as determined using a formula based on the number of user days available and the relative credit value of each property.

     "Warehouse Debt" means Indebtedness incurred by any Special Purpose Funding Corporation to finance the purchase of Notes Receivable from Trendwest or any of its Subsidiaries.

     1.2. General Rules of Interpretation. Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise, the terms defined in this Section include the plural as well as the singular; the words "hereof," "herein," "hereunder," "in this Agreement" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and references in this Agreement to Sections, Schedules, and Exhibits refer to Sections of and Schedules and Exhibits to this

Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Unless otherwise stated, references to Subsections refer to the Subsections of the Section in which the reference appears. All pronouns used in this Agreement include the masculine, feminine and neuter gender, as the context requires. Whenever any agreement, promissory note or other instrument or document is defined in this Agreement, such definition shall be deemed to mean and include, from and after the date of any related amendment, restatement or modification, such agreement, promissory note or other instrument or document as so amended, restated or modified. Each term not otherwise expressly defined in this Agreement that is defined in the UCC shall have the meaning assigned to such term in the UCC. In the case of a conflict between the terms of the Borrowing Base Certificate or the Compliance Certificate and the terms of this Agreement (excluding the Exhibits and Schedules), the terms of this Agreement (excluding the Exhibits and Schedules) shall control. A reference to any Act of Parliament of the Commonwealth of Australia or to any section or provision thereof shall be read as if the words "or any statutory modification or re-enactment thereof or any statutory provision substituted therefore" were added to such reference.

     1.3. Accounting Terms. All accounting terms used in this Agreement that are not expressly defined in this Agreement have the respective meanings given to them in accordance with GAAP. All computations required under this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements required to be delivered to the Administrative Agent pursuant to this Agreement shall be prepared in accordance with GAAP. Unless otherwise expressly stated, all references to financial data of Trendwest, including defined terms used with respect to the financial covenants in Section 6.11, shall be deemed to refer to such financial data of Trendwest and its Subsidiaries on a consolidated basis.

SECTION 2.  THE LOANS.

     2.1. The Revolving Loans.

          (a) Generally. Subject to the terms and conditions of this Agreement, during the period up to but not including the Revolving Termination Date, the Lenders severally, but not jointly, shall make loans to the Borrowers in such amounts as the Borrowers may from time to time request (the "Revolving Loans") but not exceeding in aggregate principal amount at any one time outstanding the Revolving Loan Limit. Subject to the limitations set forth in Sections 2.1(b) and 2.1(c), the Revolving Loans shall be available in Dollars ("Domestic Advances") and Australian Currency ("Australian Advances"). No Lender shall be obligated under this Agreement to make a Revolving Loan if immediately after making such Revolving Loan, the Outstanding Obligations of such Lender would exceed the amount set forth opposite such Lender's name on Schedule I, as such amount may be reduced pursuant to Section 2.1(h) or pursuant to Section 11.7 (such Lender's "Commitment").

          (b) Domestic Advances. The Lenders severally, but not jointly, shall make Domestic Advances to Trendwest in such amounts as Trendwest may from time to time request, but at no time shall the aggregate principal amount of Domestic Advances outstanding exceed the Revolving Loan Limit.

          (c) Australian Advances. The Australian Lender shall make Australian Advances to South Pacific in such amounts as South Pacific may from time to time request, but at no time shall the Dollar Equivalent of the aggregate principal amount of Australian Advances outstanding to South Pacific exceed the Australian Advance Limit. No Lender other than the Australian Lender shall make Australian Advances pursuant to this Agreement, and no Borrower other than South Pacific shall obtain Australian Advances. Upon the making of each Australian Advance by the Australian Lender, each Lender shall be deemed irrevocably and unconditionally to have purchased from the Australian Lender, without recourse or warranty, a risk participation in such Australian Advance in an amount equal to such Lender's Ratable Share times the Dollar Equivalent of the Australian Advance.

          (d) Repayment and Reborrowing. Prior to the Revolving Termination Date, the Borrowers may, at the Borrowers' option, from time to time repay all or any portion of the Revolving Loans, subject to the provisions of Section 3.4, and the Borrowers may reborrow from time to time amounts so paid up to the amount of the Revolving Loan Limit in effect at the time of reborrowing.

          (e) Making of the Revolving Loans. The Revolving Loans shall be made as follows:

               (i) Amounts and Certain Conditions. Each Revolving Loan shall be made by the Lenders in such amount as the applicable Borrower shall request; provided, however, that each such Revolving Loan shall be in an amount that is a minimum of (A) with respect to any Domestic Advance, $1,000,000 and integral multiples of $1,000,000 in excess of $1,000,000, in the case of LIBOR Loans, and $100,000 and integral multiples of $50,000 in excess of $100,000, in the case of Base Rate Loans, and (B) with respect to any Australian Advance, the Australian Currency Equivalent of $1,000,000 and integral multiples of the Australian Currency Equivalent of $1,000,000 in excess of such amount. The obligation of the Lenders to make any Revolving Loan is conditioned upon (x) there being no Possible Default or Event of Default at such time or immediately after the Revolving Loan, and
     (y) the representations and warranties contained in this Agreement being true and correct in all material respects as if made on and as of the date of such borrowing, except to the extent that any of such representations and warranties expressly relate to an earlier date.

               (ii) Place, Notice, and Funding of Revolving Loans.

                    (A) Place of Domestic Advances. Domestic Advances shall be effected at the principal banking office of the Administrative Agent in Seattle, Washington, and shall be made at such times as the applicable Borrower may request by notice to the Administrative Agent no later than (A) in the case of Base Rate Loans, 10:00 a.m., Seattle time, on the Borrowing Date of a requested Base Rate Loan, and (B) in the case of LIBOR Loans, 10:00 a.m., Seattle time, three Banking Days prior to the Borrowing Date of a requested LIBOR Loan.

                    (B) Place of Australian Advances. Australian Advances shall be effected at the Australian Lender's Money Market Desk in Adelaide, South Australia, and shall be made at such times as Trendwest may request by notice to the Australian Lender no later than 2:00 p.m., Eastern Time, one Banking Day prior to the Borrowing Date of a requested Australian Advance.

                    (C) Notice of Revolving Loans. The notices required to be delivered pursuant to Sections 2.1(e)(ii)(A) and 2.1(e)(ii)(B) shall be in substantially the form of Exhibit A and Exhibit B, respectively (each a "Borrowing Notice"). The information in the Borrowing Notice may be communicated to the Administrative Agent, in the case of Domestic Advances, or to the Australian Lender, in the case of Australian Advances, by telephonic communication so long as the Administrative Agent or the Australian Lender, as the case may be, receives the signed Borrowing Notice by facsimile transmission or other delivery method on the same day as the telephone communication. So long as the Administrative Agent has acted in good faith in relying upon a Borrowing Notice purporting to be signed by the chief financial officer, treasurer or assistant treasurer of Trendwest, on behalf of the applicable Borrower, the Borrowing Notice shall be conclusively presumed to have been executed by such person, and authorized by the applicable Borrower, regardless of whether such Borrowing Notice subsequently proves to be forged, fraudulent, invalid or insufficient in any respect. A copy of each Borrowing Notice required to be delivered by Trendwest to the Australian Lender shall be concurrently delivered by Trendwest to the Australian Lender's principal banking office in Chicago, Illinois and to the Administrative Agent.

                    (D) Funding of Domestic Advances by Lenders. Upon receipt of each Borrowing Notice for a Domestic Advance, the Administrative Agent shall promptly notify each Lender of the amount and date of the proposed Domestic Advance (the "Funding Notification"). Not later than 12:00 Noon, Seattle time, on the Borrowing Date of a proposed Domestic Advance, each Lender shall provide the Administrative Agent at the Administrative Agent's address specified in Section 11.4 with immediately available Dollars equal to such Lender's Ratable Share of such Domestic Advance, and the Administrative Agent shall pay over such immediately available Dollars to Trendwest.

                    (E) Non-Receipt of Funds/Domestic Advances. Unless the Administrative Agent shall have received notice from a Lender prior to the Borrowing Date for a Domestic Advance to be made by such Lender that such Lender will not make available to the Administrative Agent such funds, the Administrative Agent may assume that such Lender has made such funds available to the Administrative Agent on the Borrowing Date for such Domestic Advance in accordance with Section 2.1(e)(ii)(D), and the Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to Trendwest on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made such funds available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent immediately on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Trendwest until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Loan for purposes of this Agreement. If such Lender does not pay such corresponding amount immediately upon the Administrative Agent's demand, the Administrative Agent shall promptly notify Trendwest, and Trendwest shall immediately pay such corresponding amount to the Administrative Agent with interest thereon, for each day from the date such amount is made available to Trendwest until the date such amount is repaid to the Administrative Agent, at the rate of interest applicable at the time to such proposed Revolving Loan.

                    (F) Funding of Australian Advances. Not later than 1:00 p.m., Eastern Time, on the Borrowing Date of a proposed Australian Advance with respect to which the Australian Lender has received a Borrowing Notice, the Australian Lender shall make such Australian Advance, in immediately available Australian Currency, to South Pacific, and shall advise the Administrative Agent, in writing, of the Dollar Equivalent of such Australian Advance. If South Pacific at any time fails to pay when due any amount payable in connection with an Australian Advance, the Australian Lender shall promptly notify the Administrative Agent of the amount of such payment, and the Administrative Agent shall promptly notify each Lender of the Dollar Equivalent of such amount ("Defaulted Amount"). Each Lender shall pay to the Administrative Agent for the account of the Australian Lender such Lender's Ratable Share of the Defaulted Amount. Each such payment shall be deemed a Base Rate Loan made by such Lender to South Pacific. The Base Rate Loans contemplated by the preceding sentence shall be made notwithstanding Borrower's failure to satisfy the conditions set forth in Section 5 at the time such Base Rate Loans are made. If the Administrative Agent notifies a Lender of the Defaulted Amount before 1:00 p.m., Eastern Time, on any Business Day, such Lender shall make available to the Administrative Agent for the account of the Australian Lender its Ratable Share of the Defaulted Amount by 4:00 p.m., Eastern Time, on such Business Day in same day funds and if notified after 1:00 p.m., Eastern Time, then by 4:00 p.m., Eastern Time, on the next Business Day. If a Lender fails to make such payment by such time, it shall pay the Administrative Agent interest at the Federal Funds Rate on such amount for the account of the Australian Lender for each day from such date until such payment is made. The failure of a Lender to make any such payment shall not relieve any other Lender of its obligations under this Section 2.1(e)(ii)(F), but no Lender shall be responsible for the failure of any other Lender to make such payment. Each Lender's payment of its Ratable Share of any Defaulted Amount shall, to the extent of such payment, be deemed to be a funding of such Lender's risk participation in the Australian Advance to which the Defaulted Amount relates, and each Lender making such payment shall thereupon acquire a participation interest, in accordance with such Lender's Ratable Share, in the claim of the Australian Lender against the Borrowers with respect to such payment. Each such Lender shall share, in accordance with its Ratable Share, in any payment made by the Borrowers with respect to such claim.

          (f) Conversion/Continuation of Domestic Advances. At Trendwest's election pursuant to notice in substantially the form of Exhibit D ("Domestic Conversion/Continuation Notice") given to the Administrative Agent not later than 10:00 a.m., Seattle time, three Banking Days prior to such conversion or continuation, and subject to the condition that no Event of Default or Possible Default shall then exist, any Domestic Advance may be converted to or continued as a LIBOR Loan as requested by Trendwest; provided, however, that each such conversion shall be in an amount that is a minimum of $1,000,000, and integral multiples of $1,000,000 in excess of $1,000,000. The Domestic Conversion/Continuation Notice shall be in writing, or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as the telephone request, and shall specify (i) the proposed date of the conversion or continuation, and (ii) the Domestic Advance being converted or continued, and (iii) the Interest Period to be applicable in connection with such conversion or continuation. The Domestic Conversion/Continuation Notice shall be accompanied by a completed Borrowing Base Certificate, duly executed by Trendwest and dated as of the date of the Domestic Conversion/Continuation
Notice. If Trendwest has not timely delivered to the Administrative Agent a Domestic Conversion/Continuation Notice with respect to any terminating Interest Period applicable to a LIBOR Loan, the affected Domestic Advance shall convert to a one-month LIBOR Loan at the end of such Interest Period.

          (g) Continuation/Conversion of Australian Advances. At Trendwest's election pursuant to notice in substantially the form of Exhibit E ("Australian Continuation Notice") given to the Australian Lender and Administrative Agent not later than 2:00 p.m., Eastern Time, one Banking Day prior to such continuation, and subject to the condition that no Event of Default or Possible Default shall then exist, any Australian Advance may be continued as an Australian Advance as requested by South Pacific. The Australian Continuation Notice shall be in writing, or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as the telephone request, and shall specify (i) the proposed date of the continuation, and (ii) the Australian Advance being continued, and (iii) the Interest Period to be applicable in connection with such continuation. The Australian Continuation Notice shall be accompanied by a completed Borrowing Base Certificate, duly executed by Trendwest and dated as of the date of the Australian Continuation Notice. With respect to any continuation of an Australian Advance pursuant to this paragraph, the Dollar Equivalent of such Australian Advance on the proposed date of continuation shall not exceed or be less than the Original Dollar Amount of such Australian Advance. On the first day of the Interest Period specified in the Australian Continuation Notice, South Pacific shall make such prepayments, or the Australian Lender shall make such additional Australian Advances, as shall be necessary to ensure compliance with the immediately preceding sentence. If Trendwest has not timely delivered to the Australian Lender and the Administrative Agent an Australian Continuation Notice with respect to any terminating Interest Period, the affected Australian Advance shall convert to a one-month LIBOR Loan at the end of such Interest Period.

          (h) Reduction of Aggregate Commitment. At any time prior to the Revolving Termination Date, by written notice to the Administrative Agent no later than 10:00 a.m., Seattle time, three Banking Days prior to such termination or reduction, Trendwest may permanently terminate, or from time to time permanently reduce, the Aggregate Commitment, subject to Section 3.4(b)(i). Such notice shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice. Any such partial reduction shall be in an amount that is not less than $5,000,000 or an integral multiple of $1,000,000 in excess of $5,000,000. The Administrative Agent shall notify the Lenders of any such reduction or termination of the Aggregate Commitment.

          (i) Maturity. All Revolving Loans, together with all interest accrued on such Revolving Loans, shall be paid in full no later than the Revolving Termination Date.

          (j) Revolving Notes. All Revolving Loans shall be evidenced by separate promissory notes substantially in the form of Exhibit F, duly executed and delivered by the Borrowers at Closing, dated the date of this Agreement, and made payable to each Lender in the aggregate principal amount of such Lender's Ratable Share of the Aggregate Commitment (the "Revolving Notes"). The Lenders may, and are hereby authorized by the Borrowers to, set forth on any grids attached to the Revolving Notes, or in other comparable records maintained by the Lenders, the amount of each Revolving Loan, all payments and prepayments of principal and interest received, the current outstanding principal balance, and other appropriate information with respect to the Revolving Loans. The aggregate unpaid amount of any Revolving Loan set forth in any records maintained by a Lender with respect to a Revolving Note shall be, in the absence of manifest error, conclusive evidence of the principal amount owing and unpaid on such Revolving Note. Failure of a Lender to record the principal amount of any Revolving Loan on the grid(s) attached to a Revolving Note shall not limit or otherwise affect the obligation of the Borrowers under this Agreement or under such Revolving Note to repay the principal amount of and all interest accrued on such Revolving Loan.

          (k) Letters of Credit.

               (i) The Letter of Credit Commitment. Subject to the terms and conditions set forth in this Agreement, until the Revolving Termination Date, the Issuing Lender shall take such Letter of Credit Actions as Trendwest may from time to time request; provided, however, that the Outstanding Obligations of each Lender (excluding the Australian Lender's Australian Advances) shall not exceed such Lender's Commitment, the Outstanding Obligations of all Lenders shall not exceed the Aggregate Commitment at any time, and Letter of Credit Usage shall not exceed the Letter of Credit Sublimit at any time. Subject to subsection (vi) below and unless consented to by the Issuing Lender and Majority Lenders, no Letter of Credit may expire more than 12 months after the date of its issuance or last renewal; provided, however, that no Letter of Credit shall expire after the Revolving Termination Date. If any Letter of Credit Usage remains outstanding after such date, Trendwest shall, not later than such date, deposit cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account.

               (ii) Requesting Letter of Credit Actions. Trendwest may irrevocably request a Letter of Credit Action in an amount of at least $100,000 by delivering a Letter of Credit Application therefor to the Issuing Lender, with a copy to the Administrative Agent (who shall notify the Lenders), by written (not telephonic) notice not later than two Banking Days prior to the proposed date of issuance of such Letter of Credit Action ("Letter of Credit Notice"). Each Letter of Credit Action shall be in a form acceptable to the Issuing Lender, in its sole discretion. Unless the Administrative Agent notifies the Issuing Lender that such Letter of Credit Action is not permitted under this Agreement, or the Issuing Lender notifies the Administrative Agent that it has determined that such Letter of Credit Action is contrary to any applicable laws or policies of the Issuing Lender, the Issuing Lender shall, upon satisfaction of the applicable conditions set forth in Section 5 with respect to any Letter of Credit Action constituting an Extension of Credit, effect such Letter of Credit Action. This Agreement shall control in the event of any conflict with any Letter of Credit Application. Upon the issuance of a Letter of Credit, each Lender shall be deemed irrevocably and unconditionally to have purchased from the Issuing Lender, without recourse or warranty, a risk participation in such Letter of Credit in an amount equal to such Lender's Ratable Share times the amount of such Letter of Credit.

               (iii)   Reimbursement   of  Payments  Under  Letters  of  Credit.
     Trendwest shall reimburse the Issuing Lender through the Administrative Agent for any payment that the Issuing Lender makes under a Letter of Credit on or before the date of such payment; provided, however, that if the conditions precedent set forth in Section 5 can be satisfied, Trendwest may request a Domestic Advance to reimburse the Issuing Lender for such payment pursuant to Section 2.1 or, failing to make such request, Trendwest shall be deemed to have requested a Base Rate Loan on such payment date pursuant to subsection (v) below.

               (iv) Funding by Lenders When Issuing Lender Not Reimbursed. Upon any drawing under a Letter of Credit, the Issuing Lender shall notify the Administrative Agent and Trendwest. If Trendwest fails to timely make the payment required pursuant to subsection (iii) above, the Issuing Lender shall notify the Administrative Agent of such fact and the amount of such unreimbursed payment ("Unreimbursed Amounts"). The Administrative Agent shall promptly notify each Lender of its Ratable Share of such amount by prompt written notice. Each Lender shall make funds in an amount equal to its Ratable Share of such amount available to the Administrative Agent at the Administrative Agent's address specified in Section 11.4 not later than 12:00 Noon, Seattle time, on the proposed date of issuance set forth in the Letter of Credit Application, and the Administrative Agent shall remit the funds so received to the Issuing Lender. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Possible Default or Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Trendwest to reimburse the Issuing Lender for the amount of any payment made by the Issuing Lender under any Letter of Credit, together with interest as provided in this Agreement.

               (v) Nature of Lenders' Funding. If the conditions precedent set forth in Section 5 can be satisfied (except for the giving of a Letter of Credit Notice) on any date that Trendwest is obligated to, but fails to, reimburse the Issuing Lender for a drawing under a Letter of Credit, the funding by Lenders pursuant to the previous subsection shall be deemed to be Base Rate Loans (without regard to the required minimum amount) deemed requested by Trendwest. If the conditions precedent set forth in Section 5 cannot be satisfied on the date that Trendwest is obligated to, but fails to, reimburse the Issuing Lender for a drawing under a Letter of Credit, Each Lender's payment pursuant to the immediately preceding subsection shall, to the extent of such payment, be deemed to be a funding by such Lender of its risk participation in such Letter of Credit, and each Lender making such funding shall thereupon acquire a participation interest, in accordance with such Lender's Ratable Share, in the claim of the Issuing Lender against Trendwest in respect of such payment and shall share, in accordance with that Ratable Share, in any payment made by Trendwest with respect to such claim. Any amounts made available by a Lender under its risk participation shall be payable by Trendwest upon demand of the Administrative Agent, and shall bear interest at a rate per annum equal to the Default Rate.

               (vi) Special Provisions Relating to Evergreen Letters of Credit. Trendwest may request Letters of Credit that have automatic extension or renewal provisions ("evergreen" Letters of Credit) so long as the Issuing Lender consents in its sole and absolute discretion to such extension or renewal and has the right to not permit any such extension or renewal at least annually within a notice period to be agreed upon at the time each such Letter of Credit is issued. Once an evergreen Letter of Credit is issued, unless the Administrative Agent has notified the Issuing Lender that the Majority Lenders have elected not to permit such extension or renewal, Trendwest, the Administrative Agent and the Lenders shall be deemed to have authorized (but may not require) the Issuing Lender to, in its sole and absolute discretion, permit the renewal of such evergreen Letter of Credit at any time to a date not later than the Revolving Termination Date, and, unless directed by the Issuing Lender, Trendwest shall not be required to request such extension or renewal. The Issuing Lender may, in its sole and absolute discretion, elect not to permit an evergreen Letter of Credit to be extended or renewed at any time.

               (vii) Obligations Absolute. The obligation of Trendwest to pay to the Issuing Lender the amount of any payment made by the Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, Trendwest's obligation shall not be affected by any of the following circumstances:

                    (A) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other related agreement or instrument;

                    (B) any amendment or waiver of or any consent to departure from such Letter of Credit, this Agreement, or any other related agreement or instrument;

                    (C) the existence of any claim, setoff, defense, or other rights that the Borrower may have at any time against the Issuing Lender, the Administrative Agent, the Syndication Agent or any Lender, any beneficiary of such Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with such Letter of Credit, this Agreement, or any other related agreement or instrument, or any unrelated transactions;

                    (D) any demand, statement, or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                    (E) payment by the Issuing Lender in good faith under such Letter of Credit against presentation of a draft or any accompanying document that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Laws;

                    (F) the existence, character, quality, quantity, condition, packing, value or delivery of any property purported to be represented by documents presented in connection with such Letter of Credit or for any difference between any such property and the character, quality, quantity, condition, or value of such property as described in such documents;

                    (G) the time, place, manner, order or contents of shipments or deliveries of property as described in documents presented in connection with such Letter of Credit or the existence, nature and extent of any insurance relative thereto;

                    (H) the solvency or financial responsibility of any party issuing any documents in connection with such Letter of Credit;

                    (I) any failure or delay in notice of shipments or arrival of any property;

                    (J) any error in the transmission of any message relating to such Letter of Credit not caused by the Issuing Lender, or any delay or interruption in any such message;

                    (K) any error, neglect or default of any correspondent of the Issuing Lender in connection with such Letter of Credit;

                    (L)  any  consequence   arising  from  acts  of  God,  wars,
          insurrections, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of Issuing Lender;

                    (M) so long as the Issuing Lender in good faith determines that the document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to Issuing Lender in connection with such Letter of Credit; and

                    (N) any other circumstances whatsoever where the Issuing Lender has acted in good faith.

         In addition, Trendwest will promptly examine a copy of each Letter of Credit and related amendments delivered to it and, in the event of any claim of noncompliance with Trendwest's instructions or other irregularity, Trendwest will immediately notify the Issuing Lender in writing. The Borrower shall be conclusively deemed to have waived any such claim against the Issuing Lender and its correspondents unless such notice is given as aforesaid.

               (viii) Role of Issuing Lender. Each Lender and Trendwest agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Administrative Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for any action taken or omitted in connection herewith at the request or with the approval of the Lenders or Majority Lenders, as applicable; any action taken or omitted in the absence of gross negligence or willful misconduct; or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. Trendwest hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Trendwest's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Administrative Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in subsection (vii) above. In furtherance and not in limitation of the foregoing, the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason.

               (ix) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the Issuing Lender and Trendwest when a Letter of Credit is issued and subject to applicable laws, performance under Letters of Credit by the Issuing Lender, its correspondents, and beneficiaries will be governed by (A) with respect to standby Letters of Credit, the rules of the "International Standby Practices 1998" or such later revision as may be published by the Institute of International Banking Law & Practice, subject to applicable laws, and (B) with respect to commercial Letters of Credit, the rules of the Uniform Customs and Practice for Documentary Credits, as published in its most recent version by the International Chamber of Commerce (the "ICC") on the date any commercial Letter of Credit is issued, and including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro).

     2.2.  Fees.

          (a) Revolving Loan Fees. The Borrower shall pay to the Administrative Agent, for the benefit of the Lenders in accordance with their respective Ratable Shares, the Commitment Fee with respect to each calendar quarter, in arrears, on (i) each September 30, December 31, March 31, and June 30 during the period commencing on the Closing Date and ending on the Revolving Termination Date, and (ii) on the Revolving Termination Date. On each annual anniversary of the Closing Date, Trendwest shall pay to the Administrative Agent, for its own account, the applicable Administrative Agent fees.

          (b) Letter of Credit Fees. With respect to each Letter of Credit, upon the issuance, renewal, and/or amendment of such Letter of Credit, Trendwest shall pay to the Administrative Agent, for its own account, a nonrefundable fronting fee in an amount equal to 0.125% of the face amount of such Letter of Credit. In addition, Trendwest shall pay to the Administrative Agent on the first Banking Day of each calendar quarter in arrears, for the account of each Lender in accordance with its Ratable Share, a nonrefundable Letter of Credit fee equal to the product of the Applicable Margin times the average daily Letter of Credit Usage since the later of the Closing Date and the first Banking Day of the previous calendar quarter.

     2.3. Increased Costs. If at any time any Regulatory Change (including any Regulatory Change with respect to Regulation D) shall

          (a) impose any reserve and/or special deposit requirement against assets held by or deposits in, or for the amount of any loans or letters of credit by, any Lender or the Issuing Lender, or

          (b) subject any Lender or the Issuing Lender to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the net income of such Lender and other than changes in franchise taxes), and the result of any such Regulatory Change is to increase the cost (whether by incurring a cost or adding to a cost) to such Lender of making, maintaining or renewing a Revolving Loan or issuing, maintaining or renewing a Letter of Credit, or to reduce the amount of principal, interest or fees received or receivable by such Lender or Issuing Lender with respect to any Revolving Loan or Letter of Credit, then such Lender or Issuing Lender shall notify the Administrative Agent and Trendwest of such occurrence. Thereafter, upon demand by such Lender, Trendwest shall pay to such Lender or Issuing Lender additional amounts sufficient to compensate and indemnify such Lender or Issuing Lender for such increased cost or reduced amount. A statement as to the increased cost or reduced amount as a result of any event mentioned in this Section shall be submitted by such Lender or Issuing Lender to the Administrative Agent and Trendwest and shall, in the absence of manifest error, be conclusive and binding as to the amount of such increased cost or reduced amount.

     2.4. Australian Currency Unavailable or BBSY Rate Unascertainable. If the Australian Lender determines with respect to any Australian Advance that Australian Currency of the relevant amount for the relevant Interest Period is not available to it in the foreign exchange market or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the BBSY Rate applicable to such Interest Period, or that the BBSY Rate does not adequately reflect the cost to the Australian Lender of making such Australian Advance, as the case may be, the Australian Lender shall promptly give notice of such determination to the Borrowers and the Administrative Agent, and any request for a new Australian Advance, or any Australian Conversion Notice with respect to which no conversion or continuation has yet occurred, shall be deemed to be a request for, and Borrowing Notice with respect to, a Domestic Advance of like amount. The Australian Lender's determination under this Section 2.4 shall be conclusive.

     2.5. Changes in Law Rendering Australian Advances Unlawful. If at any time any Regulatory Change shall make it unlawful for the Australian Lender to fund any Australian Advance that the Australian Lender has committed to make under this Agreement with Australian Currency, the Australian Lender shall notify the Borrowers and the Administrative Agent, and the obligation of the Australian Lender to fund such Australian Advance shall, upon the occurrence of such event, immediately be suspended for the duration of such illegality. If any such Regulatory Change makes it unlawful for the Australian Lender to continue in effect the funding of any Australian Advance previously made by it, the Australian Lender shall, upon the happening of such event, notify the Borrowers and the Administrative Agent in writing, and South Pacific shall, on the earlier of (a) the last day of the then-current Interest Period, or (b) if required by such Regulatory Change, on such date as shall be specified in such notice, either convert all such Australian Advances to Domestic Advances or prepay all such Australian Advances in full.

     2.6. LIBOR Not Ascertainable. If the Administrative Agent determines (which determination shall be conclusive) that, by reason of circumstances affecting the foreign exchange market, adequate and reasonable means do not exist for

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

ascertaining LIBOR for a LIBOR Loan, or that LIBOR does not adequately reflect the cost to the Lenders of making such LIBOR Loan, as the case may be, the Administrative Agent shall promptly give notice of such determination to
Trendwest, and any request for a new LIBOR Loan, or any Domestic Conversion/Continuation Notice with respect to which no conversion or continuation has yet occurred, shall be deemed to be a request for, and Borrowing Notice with respect to, a Base Rate Loan of like amount.

     2.7. Changes in Law Rendering LIBOR Loans Unlawful. If at any time any Regulatory Change shall make it unlawful for any Lender to fund any LIBOR Loan that the Lender has committed to make under this Agreement, the Lender shall notify Trendwest and the Administrative Agent, and the obligation of such Lender to fund such LIBOR Loan shall, upon the occurrence of such event, immediately be suspended for the duration of such illegality. If any such Regulatory Change makes it unlawful for any Lender to continue in effect the funding of any LIBOR Loan previously made by it, such Lender shall, upon the happening of such event, notify Trendwest and the Administrative Agent in writing, and Trendwest shall, on the earlier of (a) the last day of the then-current Interest Period, or (b) if required by such Regulatory Change, on such date as shall be specified in such notice, either convert such LIBOR Loan to a Base Rate Loan or prepay such LIBOR Loan in full.

     2.8. Indemnity. Without prejudice to any other provisions of this Agreement, the Borrowers shall jointly and severally indemnify each Lender against any loss or expense that it may sustain or incur as a consequence of any failure by the Borrowers to accept any LIBOR Loan or Australian Advance requested pursuant to this Agreement or any default by the Borrowers in payment when due of any amount due under this Agreement with respect to any LIBOR Loan or Australian Advance or any whole or partial prepayment or conversion by the Borrowers of a LIBOR Loan or Australian Advance prior to the end of its Interest Period, whether voluntarily or as required pursuant to the terms of this Agreement, including any premium or penalty actually incurred by such Lender with respect to funds borrowed by it for the purpose of making or maintaining such LIBOR Loan or Australian Advance, as determined by such Lender. A statement as to any such loss or expense shall be submitted by such Lender to the Borrowers for payment under this paragraph, with a copy to the Administrative Agent, which statement shall, in the absence of manifest error, be conclusive and binding as to the amount of such loss or expense.

     2.9. Capital Adequacy. If any Lender shall determine that any Regulatory Change with respect to capital adequacy, or compliance by such Lender (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any governmental authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital (or on the capital of such Lender's holding company) as a consequence of its obligations under this Agreement to a level below that which such Lender (or its holding company) could have achieved but for such Regulatory Change or compliance (taking into consideration such Lender's policies or the policies of its holding company with respect to capital adequacy) by an amount that such Lender deems to be material, then from time to time, within ten days after demand by such Lender, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its holding company) for such reduction. Such Lender will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of such Lender claiming compensation under this Section and setting forth the additional amount to be paid to it in such respect shall be conclusive and binding in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's rights to demand compensation for any reduction in return on capital in such period or in any other period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, regulation or other condition that shall have been imposed.

     2.10. Australian GST.

          (a) Notwithstanding any other provision of this Agreement:

               (i) in the event that GST has application to any supply made under or in connection with this Agreement by a Lender, that Lender may, in addition to any amount or consideration payable under this Agreement, recover from South Pacific an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by South Pacific for the relevant supply by the prevailing GST rate; and /or

               (ii) without limiting the generality of the foregoing, in the event that a Lender is not entitled to an input tax credit in respect of the amount of any GST charged to or recovered from that Lender by any person, or payable by that Lender, or in respect of any amount which is recovered from that Lender by way of reimbursement of GST referable directly or indirectly to any supply made under or in connection with this Agreement, that Lender shall be entitled to increase any amount or consideration payable by South Pacific on account of such input tax and recover from South Pacific the amount of any such increase.

          (b) Any additional amount on account of GST, or on account of an amount for which a Lender is not entitled to an input tax credit, recoverable from South Pacific pursuant to Section 2.10(a) shall be calculated without any deduction or set-off of any other amount and is payable by South Pacific upon demand by the party whether such demand is by means of an invoice or otherwise.

          (c) Each Lender will use its best endeavors to determine reasonably the extent (if any) to which any amount payable by South Pacific to that party for any supply made under this Agreement may be reduced as a direct consequence of the abolition of or reduction in any taxes, duties, or statutory charges paid or payable by that Lender (as part of the imposition of GST) that directly relate to the supply by that Lender, and the amount payable by South Pacific to that Lender shall be reduced only to the extent of the reduction (if any) so determined by the Australian Lender.

          (d) Without limiting sub-paragraph 2.10(a), if requested by South Pacific in writing, the relevant Lender will provide an invoice in relation to any supply to which sub-paragraph 2.10(a) has been applied no later than 28 days after the request is made.

     2.11. Survival. All of the Borrowers' obligations under Sections 2.3, 2.5, 2.7, 2.8 2.9, and 2.10 shall survive termination of the Commitments and payment in full of all Obligations.

SECTION 3.   PAYMENTS.

     3.1. Interest.

          (a) The Borrowers shall pay to the Lenders interest on the unpaid principal amount of each Revolving Loan for the period commencing on the date on which such Revolving Loan is made until such Revolving Loan is paid in full, and such payments shall be made in arrears on each Interest Payment Date and at maturity (whether at stated maturity, by acceleration or otherwise), and thereafter on demand. Subject to Section 3.1(b), prior to maturity, all Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Margin, all LIBOR Loans shall bear interest at a per annum rate equal to the Applicable LIBOR Rate plus the Applicable Margin, and all Australian Advances shall bear interest at a per annum rate equal to the BBSY Rate plus the Applicable Margin. With respect to any particular interest payment to be made on an Interest Payment Date, the Applicable Margin used in

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

calculating the amount of such payment shall be computed by reference to (i) in the case of Base Rate Loans, the calendar quarter ending immediately before such Interest Payment Date, and (ii) in the case of LIBOR Loans, the Interest Period ending on such Interest Payment Date.

          (b) Upon the occurrence of any Event of Default, the entire outstanding principal amount of each Revolving Loan and (to the extent permitted by law) unpaid interest on such Revolving Loan and all other amounts due under this Agreement shall bear interest from the date of occurrence of the Event of Default until paid in full at the Default Interest Rate.

          (c) Interest shall be computed on the basis of a 360-day year calculated for the actual number of days elapsed.

          (d) The rate of interest payable on any Revolving Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on any Revolving Note is ever reduced as a result of the preceding sentence and any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on such Revolving Note, then the rate provided for on such Revolving Note shall be increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the holder of such Revolving Note is that which would have been received by such holder but for the operation of the preceding sentence.

     3.2. Principal. The Borrowers shall pay to the Lenders on the Revolving Termination Date the entire outstanding principal amount of all Revolving Loans.

     3.3. Other Payment Matters.

          (a) Payment Statements. Prior to each Interest Payment Date with respect to Domestic Advances, the Administrative Agent shall render a statement to the Borrower of all amounts due to the Lenders for principal, interest and fees under this Agreement. Prior to each Interest Payment Date with respect to Australian Advances, the Australian Lender shall render a statement to South Pacific (with a copy to Trendwest and the Administrative Agent) of all amounts due to the Australian Lender for principal, interest and fees under this Agreement. All amounts listed on any such statement with respect to a Domestic Advance or Australian Advance shall be due and payable on the Interest Payment Date with respect to which such statement was sent. As to all other Obligations that become due and payable other than on a fixed date by their terms, the Administrative Agent or the Australian Lender, as the case may be, shall advise the Borrowers (and the Administrative Agent, in the case of an Australian Advance) by a written statement that they are due and payable, and the Borrowers shall pay the same within ten days of receipt of such statement. Any failure by the Administrative Agent or the Australian Lender to render any such statement or give any such advice shall in no way relieve the Borrowers of any liability for or obligation to pay any amount due and payable under this Agreement.

          (b) Days Other Than Banking Days. Whenever any payment to be made under this Agreement, including any payment to be made on a Revolving Note, shall be stated to be due on a day that is not a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in each case be included in the computation of the interest payable on such Revolving Note.

          (c) Time and Place of Payments. Unless otherwise provided in this Agreement, all payments or prepayments made or due under this Agreement or under the Revolving Notes shall be made in immediately available Dollars or, in the case of Australian Advances, immediately available Australian Currency, by federal funds wire transfer, and without setoff, deduction or counterclaim, to

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

the Administrative Agent, for the account of the Lenders in the case of Domestic Advances, or for the account of the Australian Lender in the case of Australian Advances, prior to 10:00 a.m., Seattle time, on the date when due, at its offices at 431 East Park Center Boulevard, Boise, Idaho 83706, or at such other place as may be designated in writing by the Administrative Agent. Funds received after 10:00 a.m., Seattle time, shall be deemed to have been received on the next Banking Day. At the time of making each payment or prepayment in connection with this Agreement or the Revolving Notes, the applicable Borrower shall, subject to the other terms and conditions of this Agreement, specify to the Administrative Agent the Revolving Loan or other obligation to which such payment is to be applied. In the event that the applicable Borrower fails to specify the relevant Revolving Loan or other obligation to which such payment is to be applied or if an Event of Default shall have occurred and be continuing, the Administrative Agent may apply such payment to such Revolving Loans or other obligation as it may determine, in its sole and absolute discretion. The Borrowers authorize the Administrative Agent to debit the Borrowers' accounts with the Administrative Agent in order to cause timely payment of amounts due under this Agreement to be made; provided, however, that insufficient funds in such accounts shall in no way relieve the Borrowers of any liability for or obligation to pay any such amounts.

          (d) Currency Matters. This Agreement arises in the context of an international transaction, and the specification of payment in a specific currency at a specific place pursuant to this Agreement is of the essence. Such specified currency shall be the currency of account and payment under this Agreement. The obligations of the Borrowers under this Agreement shall not be discharged by an amount paid in any other currency or at another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid, on prompt conversion into the applicable currency and transfer to the Lenders under normal banking procedure, does not yield the amount of such currency due under this Agreement. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in payment of the amount of such currency due under this Agreement, then the Lenders shall have an independent cause of action against the Borrowers for the currency deficit.

          (e) Non-Receipt of Funds from Borrower. Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Lenders under this Agreement that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date, and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the applicable Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

     3.4. Prepayments.

          (a) Voluntary Prepayments. By notice to the Administrative Agent (which shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice) no later than 10:00 a.m., Seattle time, on the Banking Day of such prepayment, in the case of any Base Rate Loan, or on the fifth Banking Day prior to such prepayment, in the case of any LIBOR Loan or Australian Advance, the applicable Borrower may, at such Borrower's option, prepay any Domestic Advance or Australian Advance in whole at any time or in part from time to time without penalty or premium (except that any such prepayment of any LIBOR Loan or Australian Advance shall be made together with payment of the applicable Prepayment Premium); provided, however, that each partial prepayment of a Base Rate Loan shall be in the aggregate principal amount of not less than $250,000

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

or an integral multiple of $100,000 in excess of $250,000, and each partial prepayment of a LIBOR Loan or Australian Advance shall be in the aggregate principal amount of not less than $1,000,000 or an integral multiple of $1,000,000 in excess of $1,000,000. All accrued interest on the amount prepaid shall be paid with the prepayment.

          (b) Mandatory Prepayments.

               (i) Compliance with Revolving Loan Limit. If at any time the Outstanding Obligations exceed the Revolving Loan Limit, the Borrowers shall immediately prepay the Revolving Loans, without penalty or premium (except that any such prepayment of any LIBOR Loan or Australian Advance shall be made together with payment of the applicable Prepayment Premium), in an amount necessary to cause the outstanding principal amount of the Outstanding Obligations not to exceed the Revolving Loan Limit. All accrued interest on amounts prepaid pursuant to this paragraph shall be paid with the prepayment.

               (ii) Compliance with Australian Advance Limit. If at any time the
     Dollar  Equivalent  of  the  outstanding  principal  amount  of  Australian
     Advances exceeds the Australian Advance Limit, South Pacific shall immediately prepay the Australian Advances, together with the applicable Prepayment Premium (if any), in an amount necessary to cause the Dollar Equivalent of the outstanding principal amount of Australian Advances not to exceed the Australian Advance Limit. All accrued interest on amounts prepaid pursuant to this paragraph shall be paid with the prepayment.

               (iii) Insurance Proceeds. Immediately following the date of receipt of any cash payments under any insurance policy maintained by the Borrowers that have not been reinvested, or irrevocably deposited with the Administrative Agent for reinvestment, in assets of a kind then used or usable in the business of the Borrowers or used to maintain the business of the Borrowers as a going concern as a consequence of any business interruption, the Borrowers shall make a mandatory prepayment of the Revolving Loans in the amount of such unreinvested or unused proceeds; provided, however, that notwithstanding any of the foregoing to the contrary, upon and during the continuance of any Event of Default or Possible Default, all such insurance proceeds, regardless of reinvestment or other use, received by the Borrowers shall be applied as a prepayment of the Revolving Loans.

          (c) Application of Prepayments.  All prepayments made pursuant to this
Section 3.4 shall be applied first to any Prepayment Premium then due, then to accrued interest and Fees, and then to the principal outstanding in connection with the Revolving Loans. All mandatory prepayments of principal required to be made pursuant to Sections 3.4(b)(i) or 3.4(b)(ii) shall be applied first to the Base Rate Loans, and then, after the principal balances of the Base Rate Loans have been reduced to zero, to the LIBOR Loans and Australian Advances with the shortest remaining Interest Periods; provided, however, that if the amount of Base Rate Loans then outstanding is not sufficient to satisfy the entire prepayment requirement, the applicable Borrower may, at its option, place any amounts that it would otherwise be required to use to prepay LIBOR Loans and Australian Advances on a day other than the last day of the Interest Period therefor in an account (the "Prepayment Account") pledged to the Administrative Agent for the benefit of the Lenders until the end of such Interest Period, at which time such pledged amounts will be applied to prepay such LIBOR Loans and Australian Advances. Unless a Possible Default or Event of Default shall occur, the Administrative Agent shall, acting upon written instructions of the applicable Borrower, invest amounts placed in the Prepayment Account in Eligible Investments; provided, however, that the Administrative Agent shall not be liable for any action taken or omitted to be taken in connection with such investment activities (except for its own gross negligence or willful misconduct). Subject to the foregoing described pledge, all interest and earnings on amounts placed in the Prepayment Account shall be for the account of the applicable Borrower.

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

          (d) Prepayment Premium. Upon any prepayment or conversion (whether voluntary or involuntary) of any LIBOR Loan or Australian Advance not made on the last day of the applicable Interest Period, the applicable Borrower shall pay the applicable Prepayment Premium to (i) the Administrative Agent, for the account of the Lenders, in the case of LIBOR Loans, and (ii) the Australian Lender, for its own account and not for the benefit of the other Lenders, in the case of Australian Advances.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

     To induce the Lenders and the Issuing Lender to enter into this Agreement, make the Revolving Loans, and issue Letters of Credit, the Borrowers represent and warrant to the Lenders:

     4.1. Incorporation, Good Standing, and Qualification. Each of the Borrowers is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified or registered to conduct business and in good standing under the laws of each jurisdiction in which the character of its business or the ownership of its assets makes such qualification or registration necessary, except where failure to so qualify or register would not have a material adverse effect upon each such Borrower or upon its ability to perform its obligations under this Agreement.

     4.2. Power and Authority. Each of the Borrowers has all requisite legal power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into and carry out the terms of this Agreement.

     4.3. Authorization. The execution, delivery, and performance by each of the Borrowers of this Agreement have been duly authorized by all necessary corporate and shareholder action.

     4.4. Enforceability. This Agreement is a valid, legal, and binding obligation of each of the Borrowers, enforceable against it in accordance with its terms, except to the extent that the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and the availability of equitable remedies.

     4.5. Financial Statements. Trendwest has delivered to the Lenders (a) the audited financial statements of Trendwest as of and for the years ended December 31, 1999, December 31, 1998, and December 31, 1997, and (b) the unaudited financial statements of Trendwest as of and for the 3-month period ended March 31, 2000 (collectively, the "Financial Statements"). To the best of Trendwest's knowledge, the Financial Statements are true and complete in all material respects (including a disclosure of all material contingent liabilities) and present fairly the financial condition and results of operations of Trendwest and its Subsidiaries as of the dates and for the periods indicated and have been prepared in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes in the case of statements for interim periods.

     4.6. Projections. Trendwest has delivered to the Lenders Trendwest's projections for the period June 30, 2000 through December 31, 2003. Such projections were prepared with a reasonable basis and in good faith, and they assume the consummation of the transactions contemplated in this Agreement. Such projections are set forth on Exhibit G.

     4.7. Capitalization of Borrowers. The capitalization of each of the Borrowers as of July 31, 2000 is set forth on Exhibit H and is correct and accurate in all material respects. All of the issued and outstanding shares of capital stock of the Borrowers has been duly and validly issued and are fully paid and nonassessable. None of the shares of capital stock of the Borrowers has been issued in violation of the Securities Act of 1933, as amended, or the securities or "Blue Sky" or any other applicable laws, rules or regulations of any applicable jurisdiction. Except as set forth in documents filed with the Securities and Exchange Commission as exhibits to Trendwest's Form 10-K, as of the Closing Date, Trendwest does not have any commitment or obligation, either firm or conditional, to issue, deliver, purchase or sell, under any offer, option agreement, bonus agreement, purchase plan, incentive plan, compensation plan, warrant, conversion rights, contingent share agreement, shareholders agreement, partnership agreement or otherwise, any shares of its capital stock, or other equity securities or securities convertible into shares of capital stock.

     4.8. Title to Properties; Patents, Trademarks, Etc. Each of the Borrowers has good and marketable title to all of its assets, whether real or personal, tangible or intangible, free and clear of any Liens or adverse claims, except Permitted Liens. Each of the Borrowers owns or possesses the valid right to use all the letters patent, patents, patent applications, patent and know-how licenses, inventions, technology, permits, trademark registrations and applications, trademarks, service marks, trade names, copyrights, product designs, applications, formulae, processes, and all licenses and rights with respect to the foregoing that are used or necessary for the conduct of business (collectively, "Proprietary Rights"). The Proprietary Rights are not materially comprised of any patents, patent applications, federally registered trademarks, copyrights, or other intellectual property rights subject to any statute of the United States. Neither of the Borrowers is aware of any existing or threatened infringement or misappropriation of (a) any Proprietary Rights of others by either of the Borrowers, or (b) any Proprietary Rights of the Borrowers by others.

     4.9. Litigation; Proceedings. Except as disclosed on Exhibit I, as of the Closing Date, there is no action, suit, proceeding, inquiry or investigation at law or in equity, or by or before any court or governmental instrumentality or agency, nor any order, decree or judgment in effect, pending or, to the best of the Borrowers' knowledge, threatened against or affecting either of the Borrowers or any of their respective properties or rights that, if determined adversely to the Borrowers, is reasonably likely to result in liability to the Borrowers of at least $1,000,000.

     4.10. Taxes. To the best of the Borrowers' knowledge, all tax returns, reports and statements (including those relating to income taxes, withholding, social security and unemployment taxes, sales and use taxes, and franchise taxes) required to be filed by the Borrowers have been properly filed with the appropriate governmental agencies in all domestic and foreign jurisdictions in which such returns, reports and statements are required to be filed, and such returns, reports and statements are complete and accurate, and all taxes and other impositions due and payable have been timely paid prior to the date on which any related fine, penalty, interest, late charge or loss may be imposed for non-payment, except for any such fine, penalty, interest, late charge or loss that is being contested in good faith, by appropriate proceedings, and as to which adequate reserves have been set aside in accordance with GAAP. As of the Closing Date, neither of the Borrowers has filed with the Internal Revenue Service or any other domestic or foreign governmental authority any agreement or other document extending or having the effect of extending the period for assessment or collection of any federal, state, local or foreign taxes or other impositions. To the best of each Borrower's knowledge, all tax deficiencies asserted or assessments made as a result of any examinations conducted by the Internal Revenue Service or any other domestic or foreign governmental authority relating to such Borrower have been fully paid or are being contested in accordance with the provisions of Section 6.4. To the best of each Borrower's knowledge, proper and accurate amounts have been withheld by such Borrower from its employees for all periods to fully comply with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law. To the best of each Borrower's knowledge, the charges, accruals and reserves on the books of such Borrower with respect to any taxes or other governmental charges are adequate.

     4.11. Absence of Conflicts. The execution, delivery and performance of, and the transactions contemplated by, this Agreement will not (a) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (i) any provision of the articles of incorporation or bylaws of either of the Borrowers, (ii) any arbitration award or any order of any court or of any other governmental agency or authority binding on either of the Borrowers, (iii) any material license, permit or authorization under which either of the Borrowers operates, (iv) any applicable law, rule, order or regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System), or (v) any material agreement, instrument or document by which either of the Borrowers or any of its properties is bound, or (b) result in the creation or imposition of any Lien of any nature upon any of the properties of either of the Borrowers.

     4.12. Indebtedness. As of the Closing Date, and after giving effect to consummation of the transactions contemplated by this Agreement, neither of the Borrowers has any Indebtedness of any nature, whether due or to become due, absolute, contingent or otherwise, including Indebtedness for taxes and any related interest or penalties, except (a) the liability to pay legal and accounting fees and reasonable closing expenses in connection with this Agreement, (b) the Obligations, (c) Indebtedness that does not individually exceed $500,000, (d) as disclosed in the Financial Statements, and (e) as disclosed on Exhibit J.

     4.13. Compliance. Neither of the Borrowers is in material violation of any statute, ordinance, law, rule, regulation or order of the United States of America or any federal, state, county, municipal or other governmental agency or authority applicable to it, its properties, or the conduct of its business. Neither of the Borrowers has violated or breached in any material respect the provisions of any indenture, license, agreement, note, lease, or other instrument or document to which it is a party or by which it is bound, nor does there exist any material default, or any event or condition that, upon notice or lapse of time, or both, would become a material default, under any such indenture, license, agreement, note, lease, or other instrument or document.

     4.14. Statements Not Misleading. No statement, representation or warranty made by either of the Borrowers or any other party on behalf of either of the Borrowers (other than the Administrative Agent or the Lenders) in or pursuant to this Agreement or the Exhibits contains or will contain any untrue statement of a material fact, nor omits or will omit to state a material fact necessary to make such statement not misleading, except where such untrue statement, omission or violation relates to a condition, situation, event or thing that could not reasonably be expected to have a material adverse effect upon the either of the Borrowers or their ability to perform the Obligations. There is no fact known to either of the Borrowers (other than matters of a general economic nature) that has had or could have a material adverse effect upon either such Borrower and that has not been disclosed in this Agreement or in other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

     4.15. Consents or Approvals. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other Person is required to be obtained by either of the Borrowers in connection with the execution, delivery or performance of this Agreement, that has not already been obtained or completed, except for (a) the consents listed on Exhibit K that have not been obtained, and (b) those consents, approvals, and authorizations that have been obtained.

     4.16. Material Contracts and Commitments. All material contracts and commitments of the Borrowers, whether oral or written, have been filed by Trendwest with the Securities and Exchange Commission as exhibits to Trendwest's Form 10-K or are set forth in Exhibit L, including (a) any security agreement, pledge agreement, mortgage or guaranty, (b) management, construction supervision, service or employment agreements, conditional sale contract or lease of real or personal property, that involve expenditures in excess of $1,000,000 in any single case, (c) collective bargaining agreements, (d) contracts or commitments for the future purchase or sale of goods or services by the Borrowers, other than those that involve the payment or receipt of less than $1,000,000 in any single case, (e) contracts or commitments that involve a Capital Expenditure in excess of $1,000,000 in any single case, (f) all material licenses, permits and authorizations, and (g) all other material agreements. To the best of the Borrowers' knowledge, except as disclosed on Exhibit L, all of the items listed on Exhibit L are in full force and effect without material default. Trendwest has made available to the Administrative Agent true and complete copies of each of the foregoing contracts and commitments.

     4.17. Employee Benefit Plans. Except as otherwise provided in this Section 4.17, neither Borrower nor any member of the Controlled Group has or will have any liability, or reasonably anticipates any liability of any kind in excess, in the aggregate, of $100,000, with respect to any Benefit Arrangement other than
(a) a Plan that is intended to be qualified under Code Section 401(a), (b) a fully insured employee welfare benefit plan (as defined under ERISA Section 3(1)), or (c) any self-insured medical plan covering active employees. Neither of the Borrowers nor any member of the Controlled Group has, will have, or reasonably anticipates (i) any liability of any kind in excess, in the aggregate, of $100,000 for any post-retirement welfare benefits, or (ii) any liability of any kind in excess, in the aggregate, of $250,000 under any nonqualified deferred compensation plan or arrangement. With respect to the Plans currently maintained by the Borrowers or any member of the Controlled
Group: (A) each Plan that is intended to be qualified under Code Section 401(a) is so qualified and has been so qualified during the period from its adoption to date and each trust forming a part of each such Plan is exempt from tax under Code Section 501(a), (B) each Plan complies in all material respects with all applicable requirements of law, has been administered in accordance with its terms, and all required contributions have been made, and (C) neither of the Borrowers nor any member of the Controlled Group knows or has reason to know that such Borrower or any member of the Controlled Group has engaged in a transaction that would subject it to any material tax, penalty or liability under ERISA or the Code for any prohibited transaction. Neither of the Borrowers nor any member of the Controlled Group maintains, contributes to or has any liability with respect to any Pension Plan, including any Multiemployer Plan.

     4.18. Licenses and Agreements. The material agreements shown on Exhibit L or filed with the SEC as exhibits to Trendwest's Form 10-K constitute all of the material licenses and agreements that, as of the Closing Date, are necessary for the lawful operation of the businesses of Trendwest and its Subsidiaries in the manner and to the full extent that it is currently operated. There is no authorization, permit, consent, franchise, registration, certificate, license, agreement or other right filed with, issued or granted by, or entered into by a federal, state or local governmental authority that permits or authorizes or relates to the operation of such businesses that Trendwest or its Subsidiaries, as applicable, have not obtained, the failure of which to obtain would have a material adverse effect on Trendwest or its Subsidiaries or the ability of the Borrowers to perform the Obligations.

     4.19. Material Restrictions. Except as disclosed in this Agreement or the Exhibits, neither Trendwest nor any of its Subsidiaries is a party to any agreement or other instrument, or subject to any other restriction, that materially and adversely affects or could materially and adversely affect the business, property, assets, operations or condition, financial or otherwise, of Trendwest or such Subsidiaries.

     4.20. Subsidiaries. Exhibit M lists each of the Subsidiaries of Trendwest and, in the case of Subsidiaries that are not wholly owned by Trendwest, specifies the other holders of equity interests and the percentage owned by such holders.

     4.21. Investment Company Act. Neither Trendwest nor any of its Subsidiaries
(a) is an investment company as that term is defined in the Investment Company Act of 1940, as amended, (b) directly or indirectly controls, or is directly or indirectly controlled by, a company that is an investment company as that term is defined in such statute, and (c) is otherwise subject to regulation under such act.

     4.22. Absence of Material Adverse Changes. There have been no materially adverse changes in the business, properties, operations or condition, financial or otherwise, of Trendwest and its Subsidiaries since December 31, 1999.

     4.23. Defaults. No Possible Default or Event of Default now exists or will exist upon the making of any Revolving Loan or issuance of any Letter of Credit.

     4.24. Securities Laws. No proceeds of any Loan will be used by either Borrower to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. Neither the registration of any security under the Securities Act of 1933, as amended, or the securities laws of any state, nor the qualification of an indenture with respect to such security under the Trust Indenture Act of 1939, as amended, is required in connection with the consummation of this Agreement, the execution and delivery of the Revolving Notes, or the issuance of Letters of Credit.

     4.25. Insurance. All policies of insurance of any kind or nature owned by or issued to Trendwest or any of its Subsidiaries, including policies of fire, theft, public liability, property damage, other casualty, employee fidelity, worker's compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of Trendwest and its Subsidiaries and engaged in similar businesses. To the best of the Borrowers' knowledge, in the past three years, neither of the Borrowers has been refused insurance for which it or any of its Subsidiaries applied or had any policy of insurance terminated (except at its own request).

     4.26. Labor Matters. There are no strikes or other material labor disputes or grievances pending or, to the best of the Borrowers' knowledge, threatened against Trendwest or any of its Subsidiaries. There are no material unfair labor practice charges or grievances pending or in process or, to the best of the Borrowers' knowledge, threatened by or on behalf of any employee or group of employees of Trendwest or any of its Subsidiaries. Neither Trendwest nor any of its Subsidiaries has received any written complaints or knowledge of any threatened complaints, nor to the best of the Borrowers' knowledge are any such complaints on file with any federal, state or local governmental agency, alleging employment discrimination by Trendwest or any of its Subsidiaries. All payments due under any collective bargaining agreement to which Trendwest or any of its Subsidiaries is a party have (to the best of the Borrowers' knowledge with respect to payments due prior to the date of this Agreement) been paid or accrued as a liability on the consolidated books of Trendwest.

     4.27. Notes Receivable. Each Note Receivable represented by the Borrowers to be an Eligible Receivable for purposes of this Agreement conforms to the requirements of the definition of an Eligible Receivable. All of the information delivered to the Lenders by the Borrowers with respect to the Notes Receivable is and will be true and correct, subject to immaterial variance. The Lenders and their assigns and agents shall have the right, at any time and at the Borrowers' expense, to inspect, examine, and audit the Borrowers' records and to confirm with Note Makers the accuracy of such Notes Receivable.

     4.28. Inventory. All Inventory represented by the Borrowers to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory. All of the information delivered to the Lenders by Trendwest with respect to Inventory is and will be true and correct, subject to immaterial variance, and the value of such Inventory has been and will be determined on a consistent accounting basis. Except as otherwise agreed by the Administrative Agent in writing, no party other than Trendwest shall have any right, title or interest in or to Eligible Inventory. Except as otherwise disclosed to the Lenders in writing, all Eligible Inventory is now and at all times hereafter will be free and clear of all claims, offsets, security interests and other encumbrances of any kind.

     4.29. Environmental Compliance. Except as set forth in Exhibit N:

          (a) Neither of the Borrowers has any knowledge of or reason to believe that there has been any actual or threatened litigation or claims against it (including Environmental Claims) of any kind by any Person relating to Environmental Laws or other environmental matters.

          (b) Each of Trendwest and its Subsidiaries has obtained all material permits, licenses and other authorizations that are required under all Environmental Laws. Each of Trendwest and its Subsidiaries is in material compliance with all terms and conditions of all such permits, licenses and authorizations, and is also in material compliance with all Environmental Laws in all jurisdictions in which Trendwest or any of its Subsidiaries owns or operates a facility or site, arranges or has arranged for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts or has accepted for transport any Hazardous Materials, solid waste or other wastes or holds or has held any interest in real property or otherwise.

          (c) There are no Environmental Claims pending or, to the best of the Borrowers' knowledge, threatened by any Person with respect to any alleged failure by Trendwest or any of its Subsidiaries to comply with any Environmental Law or to have any permit, license or authorization required in connection with the conduct of the business of Trendwest or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, use, disposal or Release of any Hazardous Materials generated by Trendwest or any of its Subsidiaries or with respect to any real property in which Trendwest any of its Subsidiaries holds or has held an interest or any past or present operation of Trendwest or any of its Subsidiaries.

          (d) No material work, repairs, construction, Capital Expenditures or other remedial work of any nature with respect to any real property in which Trendwest or any of its Subsidiaries holds or has held an interest or any past or present operation of Trendwest or any of its Subsidiaries is required under any Environmental Law.

          (e) No property now, or to the best of the Borrowers' knowledge, previously, owned or premises leased by Trendwest or any of its Subsidiaries is listed or proposed for listing on the National Priorities list promulgated pursuant to CERCLA, CERCLIS or on any similar state or provincial list of sites requiring investigation or clean-up.

          (f) There are no Liens arising under or pursuant to any Environmental Laws on any of the property owned or premises leased by Trendwest or any of its Subsidiaries, and no government actions have been taken or are in process that could subject any of such property to such Liens.

          (g) Neither Trendwest nor any of its Subsidiaries has retained or assumed any liabilities (contingent or otherwise) with respect to any
Environmental Claims (i) under the terms of any contract or agreement, or (ii) by operation of law as a result of the sale of assets or stock.

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

          (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Trendwest or any of its Subsidiaries in relation to any property or facility now or previously owned or leased by Trendwest or any of its Subsidiaries that have not been made available to the Lenders.

SECTION 5.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LENDERS.

     The obligations of the Lenders to make any Revolving Loans, the obligations of the Issuing Lender to issue any Letters of Credit, and the performance by the Lenders and the Issuing Lender of the other actions to be taken by them on or after the Closing Date are subject to the fulfillment or waiver in writing of each of the following conditions precedent:

     5.1. Compliance. All of the representations and warranties of the Borrowers in Section 4 shall be true in all material respects on and as of the Closing Date and the date of any subsequent Revolving Loan or Letter of Credit, as if made on and as of such date and time, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date. The Borrowers shall have performed and be in compliance in all material respects with all the applicable terms and provisions of this Agreement, and no Possible Default or Event of Default shall have occurred and be continuing, on and as of the Closing Date and the date of any subsequent Revolving Loan or Letter of Credit. Each request by a Borrower for a Revolving Loan shall, in and of itself, constitute a representation and warranty that each of the Borrowers, as of the date of such Revolving Loan, is in compliance in all material respects with such conditions.

     5.2. Satisfaction of Other Conditions. All conditions and other requirements set forth in Section 2 with respect to the obligations of the Lenders to make Revolving Loans and the obligation of the Issuing Lender to issue any Letters of Credit (including payment of the Fees) shall have been satisfied or met.

     5.3. The Revolving Notes. Each of the Revolving Notes shall have been duly executed and delivered by the Borrowers to the Administrative Agent.

     5.4. Standstill Agreement. Trendwest shall have entered into and delivered to the Administrative Agent a standstill agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which performance by Trendwest and its Subsidiaries of their respective obligations with respect to the JELD-WEN Debt shall be subject to fulfillment of certain conditions (the "Standstill Agreement").

     5.5. Opinions of Borrowers' Counsel. On the Closing Date, the Administrative Agent shall have received the favorable written opinions of counsel to the Borrowers, dated the Closing Date, addressed to the Lenders and in form and substance satisfactory to the Administrative Agent; provided, however, that the Administrative Agent's receipt of a favorable legal opinion from South Pacific's Australian counsel shall only be a condition precedent to the obligations of the Australian Lender to make any Australian Advances.

     5.6. Statement of Application of Proceeds and Borrowing Notice. On the Closing Date, Trendwest shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, setting forth the application of the proceeds of the initial Revolving Loans. The applicable Borrower shall also deliver to the Administrative Agent a Borrowing Notice for each such Revolving Loan.

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

     5.7. Insurance Certificates. On the Closing Date, Trendwest shall have furnished to the Administrative Agent certificates of insurance, together with copies, if available on the Closing Date, of all policies or other satisfactory evidence that the insurance required by Section 6.3 is in full force and effect.

     5.8. Corporate Documents. On the Closing Date, Trendwest shall deliver to the Administrative Agent the following:

          (a) Certificates of good standing for Trendwest from the secretary of state or other appropriate governmental authority of Oregon, Washington, California, Nevada, Utah and Arizona, in each case dated as of a date as near to the Closing Date as practicable.

          (b) Certified copies of the articles of incorporation or other charter documents for the Borrowers from the appropriate governmental agency within the relevant jurisdiction of incorporation, in each case dated as of a date as near to the Closing Date as practicable.

          (c) A certificate signed by the Secretary or Assistant Secretary of each of the Borrowers, dated as of the Closing Date, certifying that attached to the certificate are true and complete copies of (i) the bylaws of such Borrower, and (ii) resolutions adopted by the board of directors of such Borrower, authorizing the execution, delivery and performance by such Borrower of this Agreement and the Revolving Notes.

          (d) Incumbency certificates for the Borrowers.

          (e) Such other documents as any Lender may reasonably request in connection with the proceedings taken by the Borrowers authorizing this Agreement.

     5.9. Fees and Expenses. The Borrowers shall have paid all fees, expenses and other amounts due pursuant to this Agreement, including the Fees.

     5.10. Legal Approval. All legal matters incident to this Agreement and the consummation of the transactions contemplated by this Agreement shall be satisfactory to Graham & Dunn, counsel to the Administrative Agent.

     5.11. Delivery of Closing Documents. The Borrowers shall have delivered to the Administrative Agent copies for each Lender of each agreement, instrument, and other document required to be delivered pursuant to this Section 5.

     5.12. Other Documents. The Administrative Agent and each Lender shall have received such other certificates, opinions, agreements and documents, in form and substance satisfactory to it, as it may reasonably request.

SECTION 6.  AFFIRMATIVE COVENANTS OF THE BORROWERS.

     Trendwest agrees with the Lenders that so long as this Agreement shall remain in effect or any of the Obligations shall remain unpaid or to be performed, Trendwest shall perform and comply, and cause its Subsidiaries to perform and comply, with the affirmative covenants contained in this Section.

     6.1. Use of Proceeds. The Borrowers shall use the proceeds of the Revolving Loans and Letters of Credit to refinance existing Indebtedness, finance the development of MountainStar and for general corporate purposes.

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

     6.2. Continued Existence; Maintenance of Rights and Licenses; Compliance with Law. Each of the Borrowers shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence. Without limiting the generality of the foregoing, each of the Borrowers shall maintain in full force and effect, until termination in accordance with their respective terms, any and all material contracts, licenses and other rights necessary to operate the businesses of Trendwest and its Subsidiaries, not breach or violate such contracts, licenses or rights, and take all actions that may be required to comply in all material respects with all applicable laws, statutes, rules, regulations, orders and decrees now in effect or subsequently promulgated by any governmental authority. Trendwest shall renew and extend, or obtain replacements for, and cause each of its Subsidiaries to renew and extend, or obtain replacements for, all of the foregoing contracts, licenses, and rights that may be necessary for the continuance of the businesses of Trendwest and its Subsidiaries.

     6.3. Insurance. Trendwest shall keep, and cause its Subsidiaries to keep, its insurable real properties insured at all times by financially sound and reputable insurers reasonably acceptable to the Administrative Agent, and maintain such other insurance, to such extent and against such risks, including fire, lightning, vandalism, malicious mischief, flood (to the extent required by the Administrative Agent, if the real property is located in an identified flood hazard area, in which insurance has been made available pursuant to the National Flood Insurance Act of 1968), and other risks insured against by special form coverage, as is customary with companies in the businesses in which Trendwest and its Subsidiaries are engaged. All such insurance shall be in amounts sufficient to prevent Trendwest or its Subsidiaries from becoming a coinsurer, shall name the Administrative Agent, for the benefit of the Lenders in accordance with their respective Ratable Shares, as loss payee, and may contain loss deductible provisions that shall not exceed $100,000. Trendwest shall maintain, and cause its Subsidiaries to maintain, in full force and effect liability insurance, business interruption insurance, errors and omissions insurance, pollution insurance, general accident and commercial general liability insurance and all other insurance as is usually carried by companies engaged in the same or similar business similarly situated against claims for personal or bodily injury, death or property damage occurring upon, in, about or in connection with the use or operation of any property, motor vehicles, or vessels owned, occupied, controlled or used by Trendwest, its Subsidiaries, and their respective employees or agents, or arising in any other manner out of the businesses conducted by Trendwest and its Subsidiaries. All of such insurance shall be in amounts reasonably satisfactory to the Administrative Agent and shall be obtained and maintained by means of policies with generally recognized, responsible insurance companies authorized to do business in such states, provinces, territories, or jurisdictions as may be necessary, depending upon the locations of the assets of Trendwest and its Subsidiaries and shall name the Administrative Agent, for the benefit of the Lenders in accordance with their respective Ratable Shares, as an additional insured or loss payee, as the case may be. The insurance to be provided may be provided by way of blanket policies. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification without not less than thirty days advance written notice to the Administrative Agent. Trendwest shall furnish the Administrative Agent annually with certificates or other evidence satisfactory to the Administrative Agent that the insurance required by this Agreement has been obtained and is in full force and effect and, prior to the expiration of any such insurance, Trendwest shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that such insurance has been renewed or replaced. Trendwest shall, upon request of the Administrative Agent, furnish the Administrative Agent such additional information about such insurance as the Administrative Agent may from time to time reasonably request.

     6.4. Obligations and Taxes. Trendwest shall pay or perform, and cause its Subsidiaries to pay or perform, all material Indebtedness and other material liabilities and obligations in a timely manner in accordance with normal business practices and with the terms governing such Indebtedness. Trendwest shall comply, and cause its Subsidiaries to comply, with the terms and covenants

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of all material  agreements and all material leases of real or personal property and shall keep them all in full force and effect until termination of such agreements and leases in accordance with their respective terms. Trendwest shall promptly pay and discharge, and cause its Subsidiaries to promptly pay and discharge, all taxes, assessments and governmental charges or levies imposed upon Trendwest or its Subsidiaries or with respect to its or their property before the imposition of any penalty, and all lawful claims for labor, materials, supplies or other matters that, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that neither Trendwest nor any of its Subsidiaries shall be required to pay and discharge any such tax, assessment, charge, levy or claim so long as (a) the validity of such tax, assessment, charge, levy, or claim is being contested diligently and in good faith by appropriate proceedings, and enforcement is stayed pending the outcome of such proceedings, and (b) Trendwest has set aside on its books adequate reserves with respect thereto.

     6.5. Financial Statements and Reports. Trendwest shall maintain true and complete books and records of account in accordance with GAAP, and shall furnish to the Administrative Agent, for delivery to the Lenders, each of the following financial statements and projections at the following times:

          (a) As soon as available, but in no event later than 90 days after the end of each of its Fiscal Years, beginning with the year ending December 31, 2000, Trendwest shall furnish audited consolidated financial statements, including an audited balance sheet and income and expense statement, showing the financial condition of Trendwest and its Subsidiaries as of the close of such Fiscal Year and the results of operations during such Fiscal Year, and a consolidated statement of change in financial position of Trendwest and its Subsidiaries for such Fiscal Year, together with such additional statements, schedules and footnotes as are customary in a complete accountant's report, and such financial statements shall be certified by independent certified public accountants selected by Trendwest and reasonably acceptable to the Administrative Agent and accompanied by the "no material weakness" letter of such accountants to Trendwest, and the opinion of such accountants shall be unqualified.

          (b) As soon as available, but in no event later than 45 days after the end of each of the first three fiscal quarters of each of its Fiscal Years, beginning with the quarter ending September 30, 2000, Trendwest shall furnish unaudited consolidated financial statements, including a balance sheet and income and expense statement, showing the financial condition of Trendwest and its Subsidiaries as of the end of such period and the results of operations during such period and for the then-elapsed portion of the Fiscal Year, and a consolidated statement of change in financial position of Trendwest and its Subsidiaries for the portion of the Fiscal Year ended with the last day of such quarter, and all such financial statements (other than financial statements delivered in the Fiscal Year following the Closing) shall set forth, in comparative form, corresponding figures for the equivalent period of the prior year, shall be in form and detail satisfactory to the Administrative Agent, and shall be certified as to accuracy and completeness by Trendwest's chief financial officer.

          (c) As soon as available, but in no event later than 90 days after the end of each fiscal quarter of each Fiscal Year, a compliance certificate (the "Compliance Certificate") in the form of Exhibit O of Trendwest's chief financial officer, (i) setting forth the computations showing compliance with the financial covenants set forth in Section 6.11, and (ii) certifying that no Possible Default or Event of Default has occurred, or if any Event of Default or Possible Default has occurred, stating the nature of, and the actions that Trendwest intends to take in connection with, such Event of Default or Possible Default.

          (d) As soon as available, but in no event later than 20 days after the end of each calendar month, a Borrowing Base Certificate, completed and signed by the chief financial officer, treasurer or assistant treasurer of Trendwest.

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

          (e) Promptly upon their becoming available, the following shall be furnished by Trendwest: (i) copies of any periodic or special reports filed by Trendwest or any of its Subsidiaries with any federal, state or local governmental agency or authority if such reports indicate any material change in the ownership of Trendwest or any of its Subsidiaries, or any materially adverse change in the business, operations, affairs or condition of Trendwest or any of its Subsidiaries, and (ii) copies of any material notices and other material communications from any federal, state or local governmental agency or authority that specifically relate to Trendwest or any of its Subsidiaries or the material licenses, permits or authorizations of Trendwest or any of its Subsidiaries and the substance of which relates to a matter that could reasonably be expected to be materially adverse to Trendwest or any of its Subsidiaries.

          (f) Trendwest  shall furnish  prompt  written notice in the event that
(i) Trendwest or any member of the Controlled Group fails to make any payments when due and payable under any Multiemployer Plan, or (ii) Trendwest or any member of the Controlled Group receives notice from the Internal Revenue Service, the Department of Labor or the administrator of any Multiemployer Plan that Trendwest or such Controlled Group member has failed to meet the minimum funding requirements of any Multiemployer Plan, and shall (at the same time) provide the Administrative Agent with a copy of such notice, or (iii) Trendwest or any member of the Controlled Group gives or is required to give notice to the PBGC or receives notice of any "reportable event" (as defined in Title IV of ERISA) with respect to any Multiemployer Plan that might constitute grounds for a termination of such Multiemployer Plan under Title IV of ERISA, or knows that the plan administrator of any Multiemployer Plan has given or is required to give notice of any such reportable event, or (iv) Trendwest or any member of the Controlled Group receives a notice from a Multiemployer Plan that the PBGC has instituted proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan, or (v) Trendwest or any member of the Controlled Group withdraws in a complete or partial withdrawal from any Multiemployer Plan, or any plan that is a "multiple employer plan" within the meaning of Section 4063 of ERISA, or incurs any withdrawal liability under Section 4204 of ERISA, or
(vi) Trendwest or any member of the Controlled Group receives a notice from a Multiemployer Plan that such plan is in reorganization or insolvent pursuant to
Section 4241 or 4245 of ERISA or that such plan intends to terminate or has terminated under Section 4041A of ERISA, or (vii) proceedings are instituted by a fiduciary of a Multiemployer Plan against Trendwest or any member of the Controlled Group to enforce Section 515 of ERISA.

          (g) Upon the Administrative Agent's written request, such other information about the financial condition, properties and operations of Trendwest and its Subsidiaries as any Lender may from time to time reasonably request.

     6.6. Notices. Trendwest shall give the Administrative Agent, for distribution to the Lenders, (a) within five days after Trendwest's receipt of notice thereof, notice of any action, suit or proceeding by or against Trendwest or any of its Subsidiaries, that, if adversely determined, could reasonably be expected to have a material adverse effect upon Trendwest or any of its Subsidiaries, including any material admonition, censure or adverse citation or order by any governmental authority or regulatory agency, (b) within three days after Trendwest's receipt of notice thereof, notice of any action or event constituting an event of default or violation of any material contract, license or permit to which Trendwest or any of its Subsidiaries is a party or by which Trendwest or any of its Subsidiaries is bound, if such event of default or violation could reasonably be expected to have a material adverse effect upon Trendwest or any of its Subsidiaries, (c) within three days after the occurrence of any Possible Default or Event of Default, notice of the actions Trendwest intends to take in connection with such Possible Default or Event of Default,
(d) within five days after its receipt of notice thereof, notice of any cancellation of or any material amendment to any of the insurance policies maintained in accordance with the requirements of this Agreement, except for cancellations and amendments that occur in the ordinary course of business, (e) promptly after the occurrence thereof, notice of any material adverse change in the business or financial condition of Trendwest or any of its Subsidiaries, (f) promptly after the occurrence thereof, notice of any strike, labor dispute, slow

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

down or work stoppage due to a labor disagreement (or any material development regarding any of such matters) affecting Trendwest or any of its Subsidiaries that could reasonably be expected to have a material adverse effect on Trendwest or any of its Subsidiaries, and (g) concurrently with the delivery of any such notice to the Australian Lender, a copy of any notice required to be delivered by either of the Borrowers to the Australian Lender pursuant to the terms of this Agreement.

     6.7. Maintenance of Property. Trendwest shall at all times maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its real property and related improvements, machinery, equipment, motor vehicles, vessels, fixtures and other property in good working order, condition and repair, normal wear and tear excepted, and in compliance with all material applicable standards, rules or regulations imposed by any governmental authority or agency or policy of insurance, except for such property that, in the judgment of Trendwest, is no longer necessary to the business of Trendwest or its Subsidiaries.

     6.8. Information and Inspection. Trendwest shall furnish to the Lenders from time to time, promptly upon request, information reasonably requested with respect to any covenant, provision or condition of this Agreement, or to any matter connected with Trendwest's books, records, operations, financial condition, properties, activities or business. At all reasonable times, Trendwest shall permit any authorized representative designated by any Lender to visit and inspect any of the properties of Trendwest or its Subsidiaries, and their respective books and records, and to take extracts from and make copies of such books and records, and to discuss Trendwest's affairs, finances, and accounts with the management of Trendwest and its independent accountants. Trendwest agrees to keep and maintain such records as the Lenders may require, including information with respect to (a) Eligible Receivables and Note Receivable balances and agings, and (b) Eligible Inventory and records itemizing and describing the Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. In addition, within 30 days following Closing, Trendwest shall deliver to the Administrative Agent a certificate of good standing for South Pacific from the appropriate Australian governmental authority, dated as of a date after the Closing Date.

     6.9. Title To Property. Trendwest shall own and hold, and cause each of its Subsidiaries to own and hold, title to all of its assets in its own name and not in the name of any nominee.

     6.10. Environmental Compliance and Indemnity. Trendwest shall comply, and cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws, including all Environmental Laws in jurisdictions in which Trendwest or any of its Subsidiaries owns or operates a facility or site, arranges for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts for transport any Hazardous Materials, solid wastes or other wastes or holds any interest in real property or otherwise. Trendwest shall not, and shall not permit any of its Subsidiaries to, cause or allow the Release of Hazardous Materials, solid waste or other wastes on, under or to any real property in which Trendwest or any of its Subsidiaries holds any interest or performs any of its operations, in material violation of any Environmental Law. Trendwest shall notify the Lenders promptly after its receipt of notice thereof, of any Environmental Claim that involves any potential or actual material liability of Trendwest or any of its Subsidiaries arising in connection with any noncompliance with or violation of the requirements of any Environmental Law or a material Release or threatened Release of any Hazardous Materials, solid waste or other waste into the environment. Trendwest shall promptly notify the Lenders
(i) upon Trendwest's receipt of notice that Trendwest or any of its Subsidiaries is or may be liable to any Person as a result of any material Release of a Hazardous Material on, under or from the real property in which Trendwest or any of its Subsidiaries holds or has held an interest, or that Trendwest or any of

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

its Subsidiaries has been identified as potentially responsible for, or is subject to investigation by any governmental authority relating to, such Release, and (ii) of the commencement or threat of any judicial or administrative proceeding alleging a violation of any Environmental Laws.

     6.11. Financial Covenants.

          (a) Leverage Ratio. Trendwest shall maintain at all times a Leverage Ratio of less than or equal to 0.35:1.

          (b) Fixed Charge  Coverage  Ratio.  Trendwest  shall  maintain a Fixed
Charge Coverage Ratio of at least 1.75:1 as of the last day of each fiscal quarter of each Fiscal Year.

          (c) Consolidated Net Worth. At September 30, 2000, Trendwest shall maintain a Consolidated Net Worth of at least $144,774,400 ("Closing Threshold"). As of the end of each fiscal quarter thereafter, Trendwest shall maintain a minimum Consolidated Net Worth equal to the Closing Threshold plus the sum of (i) 75% of Trendwest's positive net income for the period commencing on April 1, 2000 and ending on the day preceding such fiscal quarter plus (ii) the Dollar amount of net proceeds received by Trendwest from the sale of new common or preferred equity during such period.

SECTION 7.   NEGATIVE COVENANTS OF THE BORROWERS.

     Trendwest agrees with the Lenders that so long as this Agreement shall remain in effect or any of the Obligations shall remain unpaid or to be performed, Trendwest shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the actions, nor permit to occur any of the conditions, set forth in this Section 7.

     7.1. Indebtedness. Trendwest shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or permit to exist any Indebtedness, except:

          (a) The Obligations;

          (b) Indebtedness reflected in the Financial Statements;

          (c) Indebtedness permitted under Sections 7.3, 7.4 or 7.5;

          (d) Unsecured trade accounts payable, and other unsecured current Indebtedness, incurred in the ordinary course of business (but excluding any Indebtedness for borrowed money);

          (e) Indebtedness for taxes, assessments, governmental charges, liens or similar claims to the extent that payment of such Indebtedness shall not be required to be made by the provisions of Section 6.4;

          (f) Indebtedness securing Permitted Liens; and

          (g) Other unsecured Indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding and incurred in the ordinary course of business.

     7.2. Liens. Trendwest shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or permit to exist any Lien of any nature on any property or assets now owned or subsequently acquired by Trendwest or any Subsidiary, other than Permitted Liens. Trendwest shall not, and shall not permit any of its Subsidiaries to, enter into or permit to exist any arrangement or agreement, other than pursuant to this Agreement, that directly or indirectly prohibits Trendwest or any Subsidiary from creating or incurring any Lien on any assets of Trendwest or any of its Subsidiaries.

     7.3. Guaranties. Trendwest shall not, and shall not permit any of its Subsidiaries to, incur Guaranty Obligations, except with respect to endorsements of negotiable instruments for collection in the ordinary course of business.

     7.4. Conditional Sale Obligations. Trendwest shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or permit to exist, with respect to any personal property, any conditional sale obligation, any purchase money obligation, any purchase money security interest or any other arrangement for the use of personal property of any other Person, other than an arrangement classifiable as a capital lease that is permitted in Section 7.5 below, if the aggregate amount payable by Trendwest or any such Subsidiary pursuant to such arrangements would exceed the sum of $1,000,000 in any Fiscal Year.

     7.5. Capital Leases. Trendwest shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or permit to exist any lease of personal or real property that is classified for accounting purposes as a capital lease in accordance with GAAP if the aggregate amount payable by Trendwest and its Subsidiaries with respect to such lease would exceed the sum of $2,000,000 in any Fiscal Year.

     7.6. Claims. Trendwest shall not, and shall not permit any of its Subsidiaries to, fail to timely assert any material claim, cause of action or contract right that it possesses against any third party or agree to settle or compromise any such claim, cause of action or contract right except in any case in the exercise of good business judgment and except for settlements or compromises made in the reasonable exercise of business judgment in the ordinary course of business.

     7.7. Notes Receivable. Trendwest shall not suffer or permit either the number or amount of Past-Due Notes to exceed 7.5% of the total number or amount of Notes Receivable at the close of any calendar month, and shall not suffer or permit either the number or amount of Delinquent Notes to exceed 12% of the total number or amount of Notes Receivable at the close of any period of two consecutive calendar months. For purposes of this Section 7.7, the aggregate principal balance of Past-Due Notes and Delinquent Notes shall be computed net of allowance for doubtful accounts and sales returns.

     7.8. Capital Distributions. Trendwest shall not make, or declare or incur any liability to make, any Capital Distribution except (a) common stock dividends, and (b) Trendwest may repurchase up to 364,928 shares of Trendwest's common stock on such terms and conditions as Trendwest's Board of Directors has approved prior to the date of this Agreement.

     7.9. Disposal of Property; Mergers; Acquisitions; Reorganizations.

          (a) Except as provided in Sections 7.9(b), 7.9(c) and 7.9(d), Trendwest shall not, and shall not permit any of its Subsidiaries to, (i) dissolve or liquidate, (ii) sell, lease, transfer or otherwise dispose of any material portion of its properties and assets to any Person, except for (A) the contribution or cash sale of Notes Receivable, on arms-length terms, to any Special Purpose Funding Corporation pursuant to Note Purchase Facilities, (B) the sale of all or any portion of MountainStar, (C) dispositions the aggregate Dollar value of which does not exceed 5% of Consolidated Net Worth, and (D) the sale of any asset that Trendwest, in the good faith exercise of its business judgment, determines is no longer useful in its operations if such asset is replaced with a comparable asset of equal or greater value or if the value of such disposed asset, together with the value of all other assets disposed of by Trendwest and its Subsidiaries in the prior twelve-month period and not replaced, is not material in amount, (iii) be a party to any consolidation, merger, recapitalization or other form of reorganization, (iv) make any

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

acquisition of all or substantially all the assets of any Person, or of a business division or line of business of any Person, or of any other assets constituting a going business, (v) create or acquire any Subsidiary, or (vi) be or become a party to any joint venture or partnership.

          (b) Trendwest may conduct Asset Sales not otherwise permitted pursuant to Section 7.9(a) with the consent of the Majority Lenders. The proceeds of any such Asset Sale shall be paid to the Administrative Agent as a mandatory prepayment of the Revolving Loans pursuant to Section 3.4.

          (c) Notwithstanding clause (v) of Section 7.9(a), Trendwest may create a wholly owned corporate Subsidiary subject to satisfaction of each of the following conditions:

               (i) No Event of Default or Possible Default then exists or would exist after giving effect to such creation.

               (ii) Trendwest shall have given the Administrative Agent thirty days prior written notice of the creation of such wholly owned Subsidiary and shall have provided information to the Administrative Agent as to the business purpose for creating such Subsidiary.

               (iii) Such wholly owned Subsidiary shall execute and deliver to the Administrative Agent a joinder agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which it shall become a party to this Agreement and agree to be a borrower for all purposes of this Agreement.

               (iv) Trendwest shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent to the effect that all approvals, consents or authorizations required in connection with the creation of such wholly owned Subsidiary and the transfer to it of any assets shall have been obtained, and such opinions as the Administrative Agent may reasonably request as to the corporate or other organization of such Subsidiary, and such other matters as the Administrative Agent may deem appropriate.

          (d) Trendwest may consummate Permitted Acquisitions.

     7.10. Investments. Trendwest shall not, and shall not permit any of its Subsidiaries to, purchase or otherwise acquire, hold or invest in any stock or other securities or evidences of indebtedness of, or any interest or investment in, or make or permit to exist any loans or advances to, any other Person ("Investments"), except any of the following:

          (a) Direct obligations of the United States Government maturing within one year.

          (b) Certificates of deposit of a commercial bank chartered under the laws of the United States or any state of the United States, and having capital, surplus and undivided profits in excess of $200,000,000;

          (c) Any investment in commercial paper that at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group;

          (d) Securities received pursuant to a plan of reorganization adopted in an insolvency proceeding or otherwise in immaterial amounts in exchange for accounts receivable of the entity that is the subject of such insolvency proceeding generated in the ordinary course of Trendwest's business; and

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          (e) Short-term  loans to employees not to exceed $300,000 and advances of expenses to employees.

     7.11. Amendment of Governing Documents. Trendwest shall not, and shall not permit any of its Subsidiaries to, permit the amendment or modification of, or any supplement to, its articles of incorporation or bylaws, unless required by law, in any manner that is adverse to the interests of the Lenders (as may be reasonably determined by the Lenders).

     7.12. Other Amendments or Waivers. Trendwest shall not, and shall not permit any of its Subsidiaries or Special Purpose Funding Corporations to, amend, alter or modify, or consent to or suffer any amendment, alteration or modification of, any material contract, license, permit or authorization to which Trendwest or such Subsidiary or Special Funding Corporation is a party (including any agreement with WorldMark, The Club), except for any amendments, alterations or modifications that would not have the effect of (a) materially and adversely affecting Trendwest's financial condition or the ability of Trendwest or any of its Subsidiaries to operate its business or to perform the Obligations, or (b) materially and adversely affecting the rights of the Administrative Agent or the Lenders.

     7.13. Management Agreements and Fees. Trendwest shall not, and shall not permit any of its Subsidiaries to, make or enter into, or pay any management fees pursuant to, any so-called management or service agreement or joint operating agreement pursuant to which management, supervision or control of its business, or any significant aspect of such business, shall be delegated to or placed in any Person other than an employee of Trendwest or such Subsidiary.

     7.14. ERISA. Neither Trendwest nor any member of the Controlled Group shall maintain, contribute to or have any liability with respect to any Pension Plan, including any Multiemployer Plan.

     7.15. Affiliates. Trendwest shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or agreement with any Affiliate of Trendwest or such Subsidiary or any shareholder or beneficiary of Trendwest or such Subsidiary or pay any compensation or salary to any such Person unless the terms of such transaction or agreement are not substantially less favorable to Trendwest or such Subsidiary than could be obtained in an arms-length transaction with an unaffiliated third party or unless the amount paid to such person is not substantially in excess of the fair value of the services rendered by such person.

     7.16. Change of Name or Office. Trendwest shall not change its name or the location of its chief executive office without thirty days' prior written notice to the Administrative Agent.

     7.17. Change in Business. Trendwest shall not change the nature of its business in any material respect.

     7.18. Regulation U. Trendwest shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (a) apply any part of the proceeds of the Revolving Loans or Letters of Credit to the purchasing or carrying of any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System, or any interpretations or rulings under such regulations, (b) extend credit to others for the purpose of purchasing or carrying any such margin stock, or (c) retire Indebtedness that was incurred to purchase or carry any such margin stock.

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SECTION 8.   EVENTS OF DEFAULT.

     The occurrence of any one or more of the following events, whether voluntarily or involuntarily or by operation of law, shall constitute an event of default by the Borrowers under this Agreement (an "Event of Default"):

     8.1. Non-Payment. Either of the Borrowers fails to pay (a) when due, whether by acceleration of maturity or otherwise, any installment of principal under any Revolving Note or any amount payable with respect to any Letter of Credit, or (b) within five Banking Days of the date when due, whether by acceleration of maturity or otherwise, any installment of interest or any fee or other payment obligation with respect to the Obligations.

     8.2. Failure of Performance with Respect to Other Obligations. Either of the Borrowers fails to observe, perform or be in compliance with any of the Non-Monetary Provisions required to be observed, performed or complied with by such Borrower and, provided that such failure is of a type that can be cured, such failure shall continue and not be cured for thirty days after (i) such Borrower receives written notice of such failure from the Administrative Agent or a Lender, or (ii) the Lenders are notified of such failure or should have been notified pursuant to the provisions of Section 6.6, whichever is earlier; provided, however, such failure shall not constitute an Event of Default if all of the following conditions are satisfied:

          (a) Such failure does not relate to any of the financial  covenants in
Section 6.11;

          (b) Such failure is not, in the Lenders' sole and absolute discretion, likely to have a material and adverse effect on the ability of the Borrowers to repay all of the Obligations in accordance with the terms and conditions of this Agreement; and

          (c) Such failure cannot be cured within such 30-day period, and the Borrowers commence to cure such failure within such 30-day period and thereafter promptly and diligently proceed to cure, and ultimately cure, such failure within 60 days following the expiration of such 30-day period.

     8.3. Breach of Warranty. Any financial statement, representation, warranty, statement or certificate made or furnished by the Borrowers to the Administrative Agent or the Lenders in or in connection with this Agreement, or as an inducement to the Administrative Agent or the Lenders to enter into this Agreement, including those in Section 4, shall have been false, incorrect or incomplete when made or deemed made in any material respect.

     8.4. Cross-Defaults. Trendwest or any Subsidiary defaults in any payment due on any Indebtedness (other than the Obligations) and such default continues for more than the period of grace, if any, applicable to such default, or Trendwest or any Subsidiary defaults in the performance of or compliance with any term of any evidence of such Indebtedness or of any mortgage, indenture or other agreement relating to such Indebtedness, and any such default continues for more than the period of grace, if any, specified therein; provided, however, that any such default shall not be deemed to constitute an Event of Default if the aggregate amount of all such Indebtedness does not exceed $1,000,000.

     8.5. Assignment for Benefit of Creditors. Trendwest or any Subsidiary makes an assignment for the benefit of its creditors, or admits its insolvency or fails to pay its debts generally as such debts become due.

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

     8.6. Bankruptcy. Any petition seeking relief under Debtor Relief Laws shall be filed by or against Trendwest or any Subsidiary or any proceeding shall be commenced by or against Trendwest or any Subsidiary with respect to relief under the Debtor Relief Laws for the reorganization, winding-up or liquidation of Persons or an arrangement, composition, extension or adjustment with creditors, and such involuntary petition or proceeding is not discharged within sixty days of its filing or commencement.

     8.7. Appointment of Receiver; Liquidation. A receiver or trustee is appointed for Trendwest or any Subsidiary or for any substantial part of Trendwest's or any Subsidiary's assets, and such receiver or trustee is not discharged within sixty days of appointment; any proceedings are instituted for the dissolution or the full or partial liquidation of Trendwest or any Subsidiary and such proceedings are not dismissed or discharged within sixty days of their commencement; or Trendwest or any Subsidiary discontinues its business.

     8.8. Judgments. Trendwest or any Subsidiary incurs nonappealable final judgments for the payment of money aggregating at any one time in excess of $1,000,000 (to the extent not covered by insurance) and fails to discharge (or make adequate provision for the discharge of) the same within a period of thirty days unless, pending further proceedings, execution on such judgments has been effectively stayed.

     8.9. Impairment of Obligations. Any provision of this Agreement or any Revolving Note ceases to be a legal, valid and binding agreement or obligation enforceable against any Lender or the Administrative Agent in accordance with its terms, or is terminated, invalidated, set aside or declared ineffective or inoperative.

     8.10. Termination of Material Agreement. Any agreement, license, permit or authorization that is necessary to the consolidated operations of Trendwest's business, including any agreement with WorldMark, The Club, is revoked or terminated or materially, adversely modified and not replaced by a substitute acceptable to the Majority Lenders within thirty days of such revocation, termination or modification.

     8.11. Change of Control. There occurs any Change of Control with respect to Trendwest.

     8.12. Condemnation. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of any substantial portion of the assets of Trendwest (on a consolidated basis) pursuant to a final, non-appealable order, unless such taking could not reasonably be expected to have a material adverse effect upon Trendwest (on a consolidated basis) or the ability of the Borrowers to perform the Obligations.

     8.13. Cessation of Operations. The operations of the Borrowers are interrupted at any time for more than 30 days, whether or not consecutive, during any period of 60 consecutive days, unless the Borrowers are receiving during such period of interruption insurance sufficient to assure that its per diem Adjusted Cash Flow during such period is a least equal to that which could reasonably have been expected during such period but for the interruption.

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

SECTION 9.  REMEDIES.

     Notwithstanding any contrary provision or implication in this Agreement or elsewhere,

     9.1. Optional Defaults.

     If any Event of Default referred to in Sections 8.1 through 8.4 or Sections
8.8 through 8.14 occurs, the Administrative Agent, with the consent of the Majority Lenders, upon written notice to the Borrowers, may

          (a) terminate the Aggregate Commitment and the credit established by this Agreement, at which time the obligations of the Lenders to make any additional Revolving Loans, and the obligation of the Issuing Lender to issue any Letters of Credit, immediately shall be terminated,

          (b) accelerate the maturity of the Revolving Loans and all other Obligations, at which time all Obligations shall become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by the Borrowers, and/or

          (c) demand immediate payment by the Borrowers of an amount equal to the aggregate amount of all outstanding Letter of Credit Usage, to be held in the Letter of Credit Cash Collateral Account.

     9.2.  Automatic  Defaults.  If any Event of Default referred to in Sections
8.5 through 8.7 occurs,

          (a) the Aggregate Commitment and the credit established by this Agreement shall automatically and immediately terminate, and the Lenders thereafter shall be under no obligation to grant any additional Revolving Loans and the Issuing Lender shall be under no obligation to issue any Letters of Credit,

          (b) the principal of and interest on the Revolving Notes, then outstanding, and all of the other Obligations shall immediately become due and payable in full, all without any presentment, demand or notice of any kind, all of which are hereby waived by the Borrowers, and

          (c) an amount equal to the aggregate amount of all outstanding Letter of Credit Usage shall be immediately due and payable to the Issuing Lender without notice to or demand upon the Borrowers, which are expressly waived by the Borrowers, to be held in the Letter of Credit Cash Collateral Account.

     9.3. Performance by the Lenders. If at any time either of the Borrowers fails or refuses to pay or perform any material obligation or duty to any third Person, except for payments that are the subject of bona fide disputes in the ordinary course of business, the Lenders may, in their sole and absolute discretion, but shall not be obligated to, pay or perform the same on behalf of such Borrower, and such Borrower shall promptly repay all amounts so paid, and all costs and expenses so incurred. This repayment obligation shall become one of the Obligations and shall bear interest at the Default Interest Rate as if such obligation were a Base Rate Loan.

     9.4. Other Remedies. Upon the occurrence of an Event of Default, the Administrative Agent and the Lenders may exercise any other right, power or remedy as may be provided in this Agreement, in the Revolving Notes, or as may

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

be provided at law or in equity, including the right to recover judgment against the Borrowers for any amount due either before, during or after any proceedings for the enforcement of any security or any realization upon any security.

     9.5. Enforcement and Waiver by the Lenders. The Lenders shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms of this Agreement, notwithstanding any conduct or custom on the part of the Lenders in refraining from so doing at any time, unless the Lenders shall have waived such enforcement in writing with respect to a particular instance. The failure of the Lenders at any time to enforce their rights under such provisions shall not be construed as having created a custom or course of dealing in any way contrary to the specific provisions of this Agreement, or as having in any way modified or waived such rights. All rights, powers and remedies of the Lenders are cumulative and concurrent and the exercise of one right, power or remedy shall not be deemed a waiver or release of any other right, power or remedy.

SECTION 10.  THE ADMINISTRATIVE AGENT.

          10.1.  Appointment and Authorization.

          (a) KeyBank National Association is hereby appointed Administrative Agent under this Agreement, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the Administrative Agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 10. The Administrative Agent shall not have a fiduciary relationship with respect to any Lender by reason of this Agreement.

          (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Majority Lenders to act for such Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this
Section 10 included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

     10.2. Powers. The Administrative Agent shall have and may exercise such powers under this Agreement as are specifically delegated to it by the terms of this Agreement, together with such additional powers as are reasonably incidental thereto. The Administrative Agent shall not have any implied duties or any obligation to the Lenders to take any action under this Agreement except any action specifically provided by this Agreement to be taken by the Administrative Agent.

     10.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, affiliates, agents or employees shall be liable to the Lenders or any Lender for any action taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, neither the Administrative Agent nor any of its directors, officers, affiliates, agents or employees shall be responsible for, or have any duty to examine (a) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of this Agreement or any other document or instrument furnished pursuant to or in connection with this Agreement, (b) the collectibility of any amounts owed by the Borrowers, (c) any recitals, statements, reports, representations or warranties made in connection with this Agreement, (d) the performance or satisfaction by the Borrowers or other party of any covenant or agreement contained in this Agreement, (e) any failure of any party to this Agreement to receive any communication sent, including any facsimile, telegram, teletype, bank wire, cable, radiogram or telephone message sent or any writing,

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

application, notice, report, statement, certificate, resolution, request, order, consent letter or other instrument or paper or communication entrusted to the mails or to a delivery service, or (f) the assets or liabilities or financial condition or results of operations or business or creditworthiness of the Borrowers. The Administrative Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement.

     10.4. Action on Instructions of the Lenders. The Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders (subject to Section 10.12 and Section 11.13), and such instructions shall be binding upon all the Lenders and all holders of the Revolving Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or applicable law. The foregoing provisions of this Section 10.4 shall not limit in any way the exercise by any Lender of any right or remedy granted to such Lender pursuant to the terms of this Agreement. Except as otherwise expressly provided in this Agreement, any reference in this Agreement to action by the Lenders shall be deemed to be a reference to the Majority Lenders.

     10.5. Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent under this Agreement by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     10.6. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Revolving Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, with respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent, concerning all matters pertaining to the agency created by and the duties under this Agreement.

     10.7. Administrative Agent's Reimbursement and Indemnification. Each of the Lenders agrees to reimburse and indemnify the Administrative Agent, which indemnification shall be shared by the Lenders ratably in proportion to their respective Ratable Shares of the Aggregate Commitment, (a) for any amounts not reimbursed by the Borrowers for which the Administrative Agent is entitled to reimbursement by the Borrowers under this Agreement, (b) for any other expenses reasonably incurred by the Administrative Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment or enforcement of this Agreement, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature that may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other document or transaction related to this Agreement or the enforcement of any of the terms of this Agreement or of any such other document; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

     10.8. Rights as a Lender. With respect to its Ratable Share of the Revolving Loans, the Revolving Loans made by it and the Revolving Notes and Letters of Credit issued to it or by it, KeyBank shall have the same rights and powers under this Agreement as any Lender and may exercise such rights and powers as though it were not the Administrative Agent or the Issuing Lender, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include KeyBank National Association in its individual capacity. KeyBank

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

National Association may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with Trendwest and/or any of its Subsidiaries as if it were not the Administrative Agent or the Issuing Lender under this Agreement.

     10.9. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by Trendwest and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep the Lenders informed as to the performance or observance by the Borrowers of this Agreement or any other document referred to or provided for in this Agreement or to inspect the properties or books of Trendwest or any of its Subsidiaries. Except for such notice and other notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Trendwest and its Subsidiaries that may come into its possession.

     10.10. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice of such resignation to the Lenders. Upon any such resignation, the Majority Lenders (with the consent of the Borrowers, if at the time of such resignation no Event of Default exists, which consent shall not be unreasonably withheld) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders (with the consent of the Borrowers to the extent required) and shall have accepted such appointment within thirty days after the notice of resignation, then the retiring Administrative Agent may appoint a successor Administrative Agent. Such successor Administrative Agent shall be a commercial bank chartered under the laws of the United States or any state of the United States and having capital, surplus and retained earnings of at least $200,000,000. Upon the acceptance of any appointment as the Administrative Agent under this Agreement by a successor Administrative Agent, such successor Administrative Agent shall immediately succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation as the Administrative Agent under this Agreement, the provisions of this Section 10 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was acting as the Administrative Agent under this Agreement.

     10.11. Ratable Sharing. All principal and interest payments received by the Administrative Agent with respect to Domestic Advances and Defaulted Amounts and all Fees other than the Administrative Agent Fees shall be remitted to the Lenders in accordance with their respective Ratable Shares of the Revolving Loans. All principal and interest payments received by the Australian Lender with respect to Australian Advances shall be retained by the Australian Lender for its own account (and not for the benefit of the other Lenders) to the extent that such payments do not represent repayment of Defaulted Amounts. All amounts received by the Issuing Lender with respect to Letters of Credit shall be retained by the Issuing Lender for its own account (and not for the benefit of the other Lenders) to the extent that such payments do not represent payment of Unreimbursed Amounts. Any amounts received by the Administrative Agent or any other Lender upon the sale of any collateral for the Obligations or upon the exercise of any remedies under this Agreement or upon the exercise of any right of setoff shall be remitted to the Lenders in accordance with their respective Ratable Shares of the Revolving Loans. If any Lender shall obtain any payment under this Agreement in connection with a Domestic Advance, Defaulted Amount, or Unreimbursed Amount (whether voluntary, involuntary, through exercise of any right of set-off or otherwise) in excess of its Ratable Share, then such Lender shall immediately remit such excess to the other Lenders to the extent necessary

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

to ensure that each Lender has received no more than and no less than its Ratable Share of such payment. Notwithstanding anything in this Agreement to the contrary, all Liens at any time granted to the Administrative Agent are for the benefit of the Lenders in accordance with their respective Ratable Shares.

     10.12. Actions by the Administrative Agent and the Lenders. The Administrative Agent shall take formal action only upon the agreement of the Majority Lenders; provided, however, that if the Administrative Agent gives notice to the Lenders of a Possible Default or an Event of Default, and the Majority Lenders cannot agree (which agreement shall not be unreasonably withheld) on a mutual course of action within thirty days following such notice, the Administrative Agent may (but shall not be required to) pursue such legal rights and remedies against the Borrowers as it deems necessary and appropriate to protect the Lenders and any collateral under the circumstances.

     10.13. Other Agents. None of Lenders identified on the facing page or signature pages of this Agreement as a "Syndication Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of Lenders so identified as a "Syndication Agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders so identified in deciding to enter into this Agreement or in taking or not taking action under this Agreement.

SECTION 11.    MISCELLANEOUS.

     11.1. Construction. The provisions of this Agreement shall be in addition to those of any other guaranty, security agreement, note or other evidence of the Obligations, all of which shall be construed as complementary to each other. Nothing contained in this Agreement shall prevent the Lenders from enforcing any or all of such instruments in accordance with their respective terms. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers or privileges that the Lenders may otherwise have or acquire by operation of law, by other contract or otherwise. No course of dealing with respect to, nor any omission or delay in the exercise of, any right, power or privilege by the Lenders shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised independently or concurrently with others and as often and in such order as the Lenders may deem expedient. Notwithstanding any other provision of this Agreement, the Borrowers shall not be required to pay any amount pursuant to this Agreement that is in excess of the maximum amount permitted by law.

     11.2. Further Assurance. From time to time, the Borrowers shall execute and deliver to the Lenders such additional documents and take such actions as the Administrative Agent may reasonably require to carry out the purposes of this Agreement, or to preserve and protect the rights of the Lenders under this Agreement.

     11.3.   Expenses   of   the   Administrative   Agent   and   the   Lenders;
Indemnification.

          (a) Whether or not the transactions contemplated by this Agreement are consummated, the Borrowers shall pay the reasonable costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel, incurred by the Lenders in connection with (i) the negotiation, preparation, amendment, or modification of, and the transactions contemplated by, this Agreement, (ii) the making of the Revolving Loans and issuance of

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

Letters of Credit, (iii) the negotiation, preparation or enforcement of any other document in connection with this Agreement or the Revolving Loans or Letters of Credit, (iv) any proceeding brought or other action taken by the Lenders to enforce any provision of this Agreement, or to enforce or exercise any right, power or remedy under this Agreement, or (v) any action that may be taken or instituted by any Person against any Lender as a result of any of the foregoing. The estimated fees and expenses of the Administrative Agent's counsel through the Closing shall be paid to the Administrative Agent (for its own account and not for the benefit of the Lenders) on the Closing Date. If any taxes, charges or fees shall be payable, or ruled to be payable, to any state or federal authority with respect to the execution, delivery or performance of this Agreement or the Revolving Notes or Letters of Credit by reason of any existing or subsequently enacted federal or state statute, the Borrowers will pay all such taxes, charges or fees, including related interest and penalties, if any, and will indemnify and hold harmless the Lenders against any liability in connection with such taxes, charges or fees (other than any tax imposed upon the net income of the Lenders).

          (b) The Borrowers hereby indemnify and hold harmless the Administrative Agent and each Lender and their respective directors, officers, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified
Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (including reasonable attorneys fees) that may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Agreement or any of the transactions contemplated by this Agreement; provided, however, that the Borrowers shall not be liable to any Indemnified Person if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence or willful misconduct of such Indemnified Person.

     11.4. Notices. Except as otherwise expressly provided in this Agreement, all notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received (a) on the date of personal delivery, (b) on the date of receipt (as shown on the return receipt) if mailed by registered or certified mail, postage prepaid and return receipt requested, (c) on the next business day after delivery to a courier service that guarantees delivery on the next business day if the conditions to the courier's guarantee are complied with, or (d) on the date of receipt by telecopy, in each case addressed as follows:

         TO THE ADMINISTRATIVE AGENT AND ISSUING LENDER:

         KeyBank National Association
         Large Corporate Group
         700 Fifth Avenue
         Seattle, Washington 98104
         Attn: Mary K. Young
         Facsimile: 206-684-6035

         Copy to:

         Mark A. Finkelstein
         Graham & Dunn P.C.
         1420 Fifth Avenue, 33rd Floor
         Seattle, Washington 98101
         Facsimile: 206-340-9599

          TO THE LENDERS, AT THE ADDRESSES LISTED ON THE SIGNATURE PAGES OF THIS AGREEMENT OR IN THE ASSIGNMENT INSTRUMENT DELIVERED PURSUANT TO
          SECTION 11.7(b)

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

         TO THE BORROWERS:

         Trendwest Resorts, Inc.
         9805 Willows Road
         Redmond, Washington 98052
         Attn: Tim O'Neil, CFO
         Facsimile: 425-498-3062

         and

         Trendwest South Pacific Pty. Ltd.
         The Trendwest Building
         Level 2, 120 Bundall Road
         Bundall, Queensland 4217
         Australia
         Attn: George Dutton
         Phone: 011 61 7 5574-0001
         Facsimile: 011 61 7 5574-0100

         with a copy to:

         John C. Hitt, Jr.
         Chapman and Cutler
         111 West Monroe Street
         Chicago, Illinois 60603
         Facsimile: 312-701-2361

or to such other address or addresses as the party to which such notice is directed may have designated in writing to the other parties to this Agreement.

     11.5. Waiver and Release by the Borrowers. Each of the Borrowers releases the Administrative Agent and each Lender from, and hereby waives, all claims for loss or damage caused by any act or omission on the part of the Administrative Agent or any Lender or their respective officers, attorneys, agents and employees, except gross negligence and willful misconduct.

     11.6. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all of the Obligations, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured. Such Lender agrees promptly to notify the Borrowers after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section are in addition to other rights and remedies (including other rights of set-off) that the Lenders may have under law, at equity, by contract or otherwise. The Borrowers and the Australian Lender acknowledge and agree that the Obligations are mutual debts within the meaning of Section 86(1) of the Bankruptcy Act 1966 of the Commonwealth of Australia (as incorporated in the Corporations Law), and that upon the liquidation or bankruptcy of the Borrowers, the provisions of Section 86 of such Bankruptcy Act shall apply so that any Obligations due from the Borrowers to the Australian Lender under this Agreement shall be set off against any sum due from the Australian Lender to the Borrowers under this Agreement.

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

     11.7. Successors and Assigns; Assignments and Participations.

          (a) Whenever any of the parties to this Agreement is referred to in this Agreement, such reference shall be deemed to include the successors and assigns of such party; provided, however, that neither of the Borrowers may assign or transfer any of its rights or obligations under this Agreement or under the Revolving Notes without the prior written consent of all of the Lenders and the Administrative Agent.

          (b) From time to time following the Closing Date, each Lender may assign to one or more Eligible Assignees all or any portion of its Commitment and/or Revolving Loans; provided, however, that (i) such assignment, if not to a Lender or an Affiliate of the assigning Lender, shall be consented to by Trendwest at all times other than during the existence of a Default or Event of Default and by the Administrative Agent, Issuing Lender, and the Australian Lender (which approval of Trendwest shall not be unreasonably withheld or delayed), (ii) a copy of a duly signed and completed Assignment and Acceptance shall be delivered to the Administrative Agent, (iii) except in the case of an assignment (A) to an Affiliate of the assigning Lender or to another Lender or
(B) of the entire remaining Commitment of the assigning Lender, the portion of the Commitment assigned shall not be less than $5,000,000, and (iv) the effective date of any such assignment shall be as specified in the Assignment and Acceptance, but not earlier than the date that is five Banking Days after the date on which the Administrative Agent has received the Assignment and Acceptance. Upon obtaining any consent required as set forth in the prior sentence, any forms required by Section 11.8 and payment of the requisite fee described below, the assignee named in the Assignment and Acceptance shall be a Lender for all purposes of this Agreement to the extent of the Assigned Interest (as defined in such Assignment and Acceptance), and the assigning Lender shall be released from any further obligations under this Agreement to the extent of such Assigned Interest. Upon request, the Borrowers shall execute and deliver new or replacement Revolving Notes to the assigning Lender and the assignee Lender to evidence Revolving Loans made by them. The Administrative Agent's consent to any assignment shall not be deemed to constitute any representation or warranty by any Indemnified Person as to any matter. For purposes of this Agreement, each mutual fund that is an Affiliate of a Lender shall be deemed to be a single Eligible Assignee, whether or not such fund is managed by the same fund manager as other mutual funds that are Affiliates of the same Lender.

          (c) After receipt of a completed Assignment and Acceptance, and receipt of an assignment fee of $3,500 from such Eligible Assignee and/or such assigning Lender (including in the case of assignments to Affiliates of assigning Lenders), the Administrative Agent shall, promptly following the effective date thereof, provide to the Borrowers and Lenders a revised Schedule I giving effect thereto.

          (d) Each Lender may from time to time, without the consent of any other Person, grant participations to one or more other Person (including another Lender) in all or any portion of its Ratable Share of the Revolving Loans and/or Aggregate Commitment; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Lender under this Agreement for any purpose except, if the participation agreement so provides, for the purposes of Sections 2.3 through 2.10 (but only to the extent that the cost of such benefits to the Borrowers does not exceed the cost that the Borrowers would have incurred in respect of such Lender absent the participation) and subject to Sections
10.11 and 11.6, (iv) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) the participation agreement shall not restrict an increase in the Aggregate Commitment or in the granting Lender's Commitment or Ratable Share, so long as the amount of the participation interest is not increased, and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of this Agreement; provided, however, that the assigning Lender may, in any agreement with a participant, give such participant the right to consent to any matter that (A) extends the Revolving Credit Termination Date as to such participant or any other date upon which any payment of money is due to such participant, (B) reduces the rate of interest

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

owing to such participant, any fee or any other monetary amount owing to such participant, or (C) reduces the amount of any installment of principal owing to such participant. Any Lender that sells a participation to any Person that is a "foreign corporation, partnership or trust" within the meaning of the Code shall include in its participation agreement with such Person a covenant by such Person that such Person will comply with the provisions of Section 11.8 as if such Person were a Lender and provide that the Administrative Agent and the Borrowers shall be third party beneficiaries of such covenant.

          (e) KeyBank National Association shall not enter into any agreement with any other Lender pursuant to which the former agrees not to consent to any amendment, modification or waiver of any provision of this Agreement without the consent of such other Lender.

          (f) (i) Notwithstanding anything to the contrary contained in this Agreement, any Lender (a "Designating Lender") may grant to one or more special purpose funding vehicles (each, an "SPV"), identified as such in writing from time to time by the Designating Lender to the Administrative Agent and Trendwest, the option to provide to the Borrowers all or any part of any Revolving Loan that such Designating Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided, however, that (A) nothing in this Agreement shall constitute a commitment by any SPV to make any Revolving Loan, (B) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Revolving Loan, the Designating Lender shall be obligated to make such Revolving Loan pursuant to the terms of this Agreement, and (C) the Designating Lender shall remain liable for any indemnity or other payment obligation with respect to its Commitment. The making of a Revolving Loan by an SPV shall utilize the Commitment of the Designating Lender to the same extent, and as if, such Revolving Loan were made by such Designating Lender.

               (ii) As to any Revolving Loans or portion thereof made by it, each SPV shall have all the rights that a Lender making such Revolving Loans or portion thereof would have had under this Agreement; provided, however, that each SPV shall have granted to its Designating Lender an irrevocable power of attorney, to deliver and receive all communications and notices under this Agreement (and any related documents) and to exercise on such SPV's behalf, all of such SPV's voting rights under this Agreement. No additional Revolving Note shall be required to evidence the Revolving Loans or portion thereof made by an SPV; and the related Designating Lender shall be deemed to hold its Revolving Note as agent for such SPV to the extent of the Revolving Loans or portion thereof funded by such SPV. In addition, any payments for the account of any SPV shall be paid to its Designating Lender as agent for such SPV.

               (iii) Each party to this Agreement hereby agrees that no SPV shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable. In furtherance of the foregoing, each such party hereby agrees (which agreements shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof.

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

               (iv) In addition, notwithstanding anything to the contrary contained in this Section 11.7(f) or otherwise in this Agreement, any SPV may
(A) at any time and without paying any processing fee therefor, assign or participate all or a portion of its interest in any Revolving Loans to the Designating Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Revolving Loans and (B) disclose on a confidential basis any non-public information relating to its Revolving Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPV. This Section 11.7(f) may not be amended without the written consent of any Designating Lender affected thereby.

     11.8. Foreign Lenders. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrowers pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrowers and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrowers and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrowers pursuant to this Agreement, (b) promptly notify the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary to avoid any requirement of applicable law that the Borrowers make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any governmental authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including attorney fees and expenses) of the Administrative Agent. The obligation of Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

     11.9. Applicable Law. This Agreement, and the duties, rights, powers and remedies of the parties to this Agreement, shall be construed in accordance with, and governed by, the laws of the State of Washington, without regard to the conflicts of laws provisions of Washington.

     11.10. Binding Effect and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties to this Agreement. This Agreement and the Exhibits (which are hereby incorporated in this Agreement) constitute the entire agreement among the parties on the subject matter of this Agreement and the Exhibits. BORROWER ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     11.11. Counterparts. This Agreement may be executed and delivered in any number of counterparts or duplicate originals, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     11.12. Survival of Agreements. All covenants, agreements, representations and warranties made in this Agreement shall survive any investigation and the Closing and shall continue in full force and effect so long as any of the Obligations remain to be performed or paid or the Lenders have any obligation to advance sums under this Agreement.

     11.13. Modification. Any term of this Agreement or of the Revolving Notes may be amended and the observance of any term of this Agreement or of the Revolving Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrowers and the Majority Lenders; provided, however, that no such amendment or waiver or other action shall, without the prior written consent of all of the Lenders or the holders of all of the Revolving Notes at the time outstanding,
(a) extend the maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal of, any Revolving Note, (b) reduce the amount or extend the time of payment of the Fees, (c) change the Aggregate Commitment or the Ratable Share of any Lender (other than any change in the Aggregate Commitment or Ratable Share resulting from the sale of a participation in or assignment of any Lender's interest in the Aggregate Commitment and Revolving Loans in accordance with Section 11.7), (d) change the percentage referred to in the definition of "Majority Lenders" contained in Section 1.1, or (e) amend this
Section 11.13; and provided further, that (a) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender, (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Administrative Agent, and (c) no amendment, waiver or consent shall, unless in writing and signed by Australian Lender in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of Australian Lender. Notwithstanding the foregoing provisions of this Section 11.13, this Agreement and the Revolving Notes may be amended or modified in the manner contemplated by Section 11.7 for the purpose of permitting any Lender to assign its interest, rights and obligations under this Agreement to another bank or financial institution. Any amendment or waiver effected in accordance with this
Section 11.13 shall be binding upon each holder of any Revolving Note at the time outstanding, each future holder of any Revolving Note and the Borrowers.

     11.14. Separability. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.15. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     11.16. Enforcement. Each of the Borrowers (a) hereby irrevocably submits to the jurisdiction of the state courts of the State of Washington and to the jurisdiction of the United States District Court for the Western District of Washington, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement (or the subject matter of this Agreement) brought by the Lenders or their successors or assigns, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement (or the subject matter of this Agreement) may not be enforced in or by such court, and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction that may be called upon to grant an enforcement of the judgment of any such Washington state or federal court. Each of the Borrowers hereby consents to service of process by registered mail at the address to which notices are to be given pursuant to
Section 11.4. Each of the Borrowers agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the Lenders. Final judgment against either of the Borrowers in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that the Lenders may at their option bring suit, or institute other judicial proceedings, against either of the Borrowers or any of their assets in any state or federal court of the United States or of any country or place where such Borrower, or such assets, may be found.

     11.17. Termination. Except as otherwise expressly provided in this Agreement, the provisions of Agreement shall terminate when all amounts due under this Agreement and the Revolving Notes shall have been indefeasibly paid in full in cash and all other Obligations shall have been fully performed so long as the Lenders have no further obligation to make Revolving Loans or otherwise advance sums under this Agreement and the Issuing Lender has no further obligation to issue Letters of Credit.

     11.18. Jury Trial Waiver. EACH OF THE BORROWERS AND THE LENDERS WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE LENDERS AND THE BORROWERS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE REVOLVING NOTES, LETTERS OF CREDIT, OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED TO THIS AGREEMENT.

     11.19. Confidentiality. Each Lender agrees to hold any confidential information that it may receive from the Borrowers pursuant to this Agreement in confidence, except for disclosure (a) to legal counsel, accountants and other professional and business advisors and Affiliates to such Lender (provided such Persons also agree to hold such information confidential), (b) to regulatory officials, (c) as required by law, regulation or legal process, (d) in connection with any legal proceeding to which such Lender is a party, and (e) as permitted by Section 11.7; provided, however, that, to the extent practicable, prior to making any disclosure pursuant to clause (c) or (d) above, the disclosing Lender shall notify Trendwest of its intent to make such disclosure.

     11.20. Joint and Several Liability. Notwithstanding any provision of this Agreement, all obligations of the Borrowers under this Agreement and the Revolving Notes shall be joint and several.

     11.21. Equal Opportunity to Draft. The Lenders and the Borrowers have participated in and had an equal opportunity to participate in the drafting of this Agreement. No ambiguity with respect to any provision of this Agreement shall be construed against any Lender or Borrower on the basis of a claim that such Lender or Borrower drafted the ambiguous provision.

     IN  WITNESS  OF  THE  FOREGOING,   the  Borrowers,   the  Lenders  and  the
Administrative Agent have caused this Agreement to be executed by their respective duly authorized representatives as of the date first above written.

BORROWERS:                                LENDERS:

TRENDWEST RESORTS, INC.                   KEYBANK NATIONAL ASSOCIATION,
                                          In its individual capacity as a Lender
                                          and Issuing Lender


By_____________________________            By __________________________________
  President                                Its__________________________________



TRENDWEST
SOUTH PACIFIC PTY. LTD.                     Address:
                                              KeyBank National Association
                                              Large Corporate Group
                                              700 Fifth Avenue, 46th Floor
By_______________________________             Seattle, Washington 98104
  President                                   Attn: Mary K. Young
                                              Facsimile: 206-684-6035

                                  BANK ONE NA,
                                  In its individual capacity as a Lender and Australian Lender


                                  By_______________________________________
                                  Its______________________________________


                                  Addresses:

                                       Bank One NA
                                       (Chicago Office - Operational Matters)
                                       1 Bank One Plaza, 10th Floor
                                       Chicago, Illinois  60670
                                       Attn:  Torin Johnson
                                       Facsimile:  312-732-4840

                                       Bank One NA
                                       (LA Office - Matters Re Credit Agreement)
                                       777 Figueroa Street, 4th Floor
                                       Los Angeles, California  90017
                                       Attn:  William H. Powell

                                       Bank One NA
                                       (Australia Office - Australian Advances)
                                       Level 4
                                       70 Hindmarsh Square
                                       Adelaide, South Australia 5000
                                       AUSTRALIA
                                       Attn: Josh Whiting or Joseph Byrt
                                       Facsimile:  61 8 8223 2948


                                  ADMINISTRATIVE AGENT:

                                  KEYBANK NATIONAL ASSOCIATION,
                                  as Administrative Agent



                                  By_____________________________________
                                  Its____________________________________

                                  SYNDICATION AGENT:

                                  BANK ONE NA,
                                  as Syndication Agent



                                  By______________________________________
                                  Its_____________________________________



                                   Address:

                                     Bank One NA (Chicago Office)
                                     1 Bank One Plaza, 10th Floor
                                     Chicago, Illinois  60670
                                     Attn:  Torin Johnson
                                     Facsimile:  312-732-4840

                                   SCHEDULE 1
                                   ----------


LENDER                                               COMMITMENT (Dollars)
------                                               ----------

KeyBank National Association                         $30,000,000

Bank One NA                                          $30,000,000

                                    EXHIBIT A
                                   ---------

                          REQUEST FOR DOMESTIC ADVANCE

                                     [Date]

To each Lender party to
the referenced Credit Agreement
c/o KeyBank National Association,
as Administrative Agent for the Lenders
700 Fifth Avenue, 46th Floor
Seattle, Washington  98104
Attn:  Mary Young

         Re: Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc. (the "Borrower"), Trendwest South Pacific Pty. Ltd., the lenders from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for itself and the other such lenders (the "Credit Agreement")

Ladies and Gentlemen:

     The Borrower hereby requests that a [(Base Rate Loan)(LIBOR Loan)] be made to it in the amount of ________________ [specify amount of Dollars], on _______________, ____, for the account of the Borrower and evidenced by the Borrower's Revolving Notes [if such requested Domestic Advance is a LIBOR Loan, insert "and the initial Interest Period shall be (insert permitted Interest Period)"]. Please [deposit the proceeds of the (Base Rate Loan)(LIBOR Loan) into KeyBank Account No. __________] [wire the proceeds of the (Base Rate Loan)(LIBOR
Loan) as follows:____________________________].

     In support of this request, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     1. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date of this letter, and will be true and correct in all material respects on the date on which the above-referenced Domestic Advance is made (both before and after such Domestic Advance is made), as if such representations and warranties were made on and as of such date (except for representations and warranties that specifically relate to an earlier date, which shall be true and correct as of such earlier date).

     2. No Event of Default or Possible Default has occurred and is continuing or will exist on the date on which such Domestic Advance is made, and such Domestic Advance shall not cause an Event of Default or Possible Default.

     Acceptance of the proceeds of such Domestic Advance by the Borrower shall be deemed to be a further representation and warranty that the representations and warranties made in this letter are true and correct in all material respects at the time such proceeds are disbursed.

     Capitalized terms used but not defined in this letter have the respective meanings assigned to them in the Credit Agreement.

                                   TRENDWEST RESORTS, INC.


                                   By:___________________________________
                                   Its:__________________________________

                                    EXHIBIT B
                                    ---------

                         REQUEST FOR AUSTRALIAN ADVANCE

                                     [Date]

Bank One NA
as Australian Lender under the
referenced Credit Agreement
Money Market Desk
Bank One NA (A.R.B.N. 065 752 918)
Level 4
70 Hindmarsh Square
ADELAIDE  SA  5000

         Re: Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc. (the "Borrower"), Trendwest South Pacific Pty. Ltd. ("South Pacific"), the lenders from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for itself and the other such lenders (the "Credit Agreement")

Ladies and Gentlemen:

     The Borrower hereby requests that an Australian Advance be made to South Pacific in the amount of ________________ [specify amount of Australian Currency], on _______________, ____, for the account of South Pacific and evidenced by the Revolving Notes, and the initial Interest Period shall be [insert permitted Interest Period]. Please [deposit the proceeds of the Australian Advance into Account No. _____________ at ____________________] [wire the proceeds of the Australian Advance as follows:
______________________________________].

     In support of this request, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     1. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date of this letter, and will be true and correct in all material respects on the date on which the above-referenced Australian Advance is made (both before and after such Australian Advance is made), as if such representations and warranties were made on and as of such date (except for representations and warranties that specifically relate to an earlier date, which shall be true and correct as of such earlier date).

     2. No Event of Default or Possible Default has occurred and is continuing or will exist on the date on which such Australian Advance is made, and such Australian Advance shall not cause an Event of Default or Possible Default.

     Acceptance of the proceeds of such Australian Advance by the Borrower shall be deemed to be a further representation and warranty that the representations and warranties made in this letter are true and correct in all material respects at the time such proceeds are disbursed.

     Capitalized terms used but not defined in this letter have the respective meanings assigned to them in the Credit Agreement.

                                   TRENDWEST RESORTS, INC.


                                   By:___________________________________
                                   Its:__________________________________

                                    EXHIBIT C
                                    ---------

                           BORROWING BASE CERTIFICATE

     The undersigned warrants and certifies to the Lenders that: (i) all information contained in this Certificate is true and accurate to the best of Trendwest's knowledge; (ii) the information provided in this Certificate complies with the Agreement; (iii) Trendwest has exercised its best efforts to ascertain the truthfulness and accuracy of the information contained in this Certificate; (iv) no Possible Default or Event of Default has occurred, and (v) Trendwest is aware that the Lenders are relying on the information contained in this Certificate as the basis for determining the eligibility of the Borrowers for additional Revolving Loans and/or Letters of Credit. Unless otherwise defined, all capitalized terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc., Trendwest South Pacific Pty. Ltd., the lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent for itself and the other such lenders.

                                                                                  Month Ended: _______________________

I.   CALCULATION OF REVOLVING COMMITMENT                                                             Balances
                                                                                                   Outstanding
                                                                                                   -----------
A.   Aggregate commitment

B.   Outstanding domestic principal balance

     Outstanding Australian principal balance (AUD$)                  $           ---
C.   Conversion Rate
                                                                  -------------------------- -------------------------
                                                                                                 $           ---

D.   Total outstanding principal balance                                                         $           ---

E.   Letter of Credit Usage

                                                                                             -------------------------
F.   Remaining Commitment Available (A-D-E)                                                      $           ---
                                                                                             =========================

II.  CALCULATION OF ELIGIBLE INVENTORY AMOUNT

A.   Total Inventory (lower of cost or net realizable value)          $           ---

B.   Less:  MountainStar Construction In Progress
                                                                  -------------------------- -------------------------
C.   Eligible Inventory (A -B)                                                                   $           ---

D.   50% of Eligible Inventory                                                                   $           ---

                                                                                             -------------------------
E.   Eligible Inventory Amount (lesser of D or $30 million)                                      $           ---
                                                                                             =========================

III. CALCULATION OF ELIGIBLE RECEIVABLES

A.   Total Notes Receivable                                                                      $           ---

B.   Less:  Allowance for doubtful accounts                           $           ---
     Less:  Recourse liability                                        $           ---
     Less:  Notes Receivable in default                               $           ---
     Less:  Other excluded Notes Receivable                           $           ---
                                                                  -------------------------- -------------------------
     Total excluded Notes Receivable                                                             $           ---

C.   Eligible Notes Receivable (A-B)                                                             $           ---
                                                                                             -------------------------

D.   75% of Eligible Notes Receivable                                                            $           ---
                                                                                             =========================

                                      C-1



IV.  CALCULATION OF REVOLVING LOAN LIMIT

     Borrowing Base:
A.   Eligible Inventory Amount (Line IIE)                             $           ---

B.   75% of Eligible Receivables (Line IIID)                          $           ---
                                                                                             -------------------------
C.   Total Borrowing Base (A+B)                                                                  $           ---

D.   Less:  JELD-WEN Note                                                                        $           ---

E.   Borrowing Base (C-D)

F.   Revolving Loan Limit (Lesser or IF or IVE)                                                  $           ---

                                                                                             =========================


Dated as of this _____ day of ______________, _______.


                                           TRENDWEST RESORTS, INC.



                                           By:_______________________________
                                           Its:______________________________

                                    EXHIBIT D
                                    ---------

                     DOMESTIC CONVERSION/CONTINUATION NOTICE

                                     [Date]



To each Lender party to
the referenced Credit Agreement
c/o KeyBank National Association,
as Administrative Agent for the Lenders
700 Fifth Avenue, 46th Floor
Seattle, Washington  98104
Attn:  Mary Young

         Re: Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc. (the "Borrower"), Trendwest South Pacific Pty. Ltd., the lenders from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for itself and the other such lenders (the "Credit Agreement")

Ladies and Gentlemen:

     The Borrower hereby requests that _______ (specify amount of Dollars) of the principal amount of the Revolving Loan originally made on ______________, ____, which Revolving Loan is currently a [insert LIBOR Loan or Base Rate Loan, as the case may be], be continued as or converted into, as the case may be, a LIBOR Loan on ____________, ____. The Borrower hereby elects an Interest Period for such LIBOR Loan of [insert permitted Interest Period].

     In support of this request, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     1. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date of this letter, and will be true and correct in all material respects on the date on which the above-referenced Revolving Loan is [continued][converted] (both before and after such Revolving Loan is [continued] [converted]), as if such representations and warranties were made on and as of such date (except for representations and warranties that specifically relate to an earlier date, which shall be true and correct as of such earlier date).

     2. No Event of Default or Possible Default has occurred and is continuing or will exist on the date on which such Revolving Loan is [continued][converted] (whether before or after such Revolving Loan is [continued][converted]).

     Acceptance of the proceeds of such [continued][converted] Revolving Loan by the Borrower shall be deemed to be a further representation and warranty that the representations and warranties made in this letter are true and correct in all material respects at the time of such [continuation][conversion].

     Capitalized terms used but not defined in this letter have the respective meanings assigned to them in the Credit Agreement.

                                    TRENDWEST RESORTS, INC.



                                    By:_______________________________
                                    Its:______________________________

                                    EXHIBIT E
                                    ---------

                         AUSTRALIAN CONTINUATION NOTICE



                                     [Date]



To each Lender party to
the referenced Credit Agreement
c/o KeyBank National Association,
as Administrative Agent for the Lenders
700 Fifth Avenue, 46th Floor
Seattle, Washington  98104
Attn:  Mary Young

         Re: Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc. (the "Borrower"), Trendwest South Pacific Pty. Ltd., the lenders from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for itself and the other such lenders (the "Credit Agreement")

Ladies and Gentlemen:

     The Borrower hereby requests that _______ (specify amount of Australian Currency) of the principal amount of the Revolving Loan originally made on ______________, ____, which Revolving Loan is currently an Australian Advance, be continued as an Australian Advance on ____________, ____. The Borrower hereby elects an Interest Period for such Australian Advance of [insert permitted Interest Period].

     In support of this request, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     1. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date of this letter, and will be true and correct in all material respects on the date on which the above-referenced Revolving Loan is [continued][converted] (both before and after such Revolving Loan is [continued] [converted]), as if such representations and warranties were made on and as of such date (except for representations and warranties that specifically relate to an earlier date, which shall be true and correct as of such earlier date).

     2. No Event of Default or Possible Default has occurred and is continuing or will exist on the date on which such Revolving Loan is [continued][converted] (whether before or after such Revolving Loan is [continued][converted]).

     Acceptance of the proceeds of such [continued][converted] Revolving Loan by South Pacific or the Borrower shall be deemed to be a further representation and warranty that the representations and warranties made in this letter are true and correct in all material respects at the time of such [continuation][conversion].

     Capitalized terms used but not defined in this letter have the respective meanings assigned to them in the Credit Agreement.

                                    TRENDWEST RESORTS, INC.



                                    By:_______________________________
                                    Its:______________________________

                                    EXHIBIT F
                                    ---------

                             FORM OF REVOLVING NOTE

                                                                 August 14, 2000
                                                             Seattle, Washington

     For value received, Trendwest Resorts, Inc., an Oregon corporation, and Trendwest South Pacific Pty. Ltd., a corporation organized and existing under the laws of the Commonwealth of Australia (collectively, the "Borrowers"), jointly, severally, unconditionally, and irrevocably promise to pay to the order of ____________________, a national banking association (the "Lender"), at the place, in the currency and manner, and on the dates set forth in the Credit Agreement referred to below, in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement referred to below, as recorded in the books and records of the Lender; and to pay interest on the unpaid principal balance of this Note from time to time outstanding, in like money and funds, for the period from the date of this Note until the Revolving Loans evidenced by this Note shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

     The Lender is hereby authorized by the Borrowers to record on the Lender's books and records, the date, currency, amount and type of each Revolving Loan, the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal on each such Revolving Loan, and the other information provided for in such books and records, which such books and records shall constitute prima facie evidence of the information so recorded; provided, however, that any failure by the Lender to record any such information shall not relieve the Borrowers of their obligations to repay the outstanding principal amount of such Revolving Loans, all accrued interest on such Revolving Loans, and any amount payable with respect to such Revolving Loans in accordance with the terms of this Note and the Credit Agreement referred to below.

     Each of the Borrower signs this Note as a principal (and not as surety, guarantor, or accommodation party), and each such Borrower and each endorser or guarantor of this Note waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. If the indebtedness evidenced by this Note or any part of such indebtedness is collected in any proceeding or is placed in the hands of attorneys for collection, each of the Borrowers agrees to pay, in addition to the principal, interest and other sums due and payable on this Note, all costs of collecting this Note, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, allocated costs and expenses of attorneys who are employees of the Lender).

     Each of the Borrower's obligations under this Note shall not be limited or affected in any way by (a) the Lender's failure, neglect, or omission to take any action of any kind, (b) any discharge of such Borrower's liability under this Note by a bankruptcy court or in any other insolvency proceeding, (c) the expiration of any statute of limitations, or (d) any other means other than the receipt by the Lender of payment in full on this Note. Each of the Borrowers intends by this paragraph to waive any "suretyship" defense that such Borrower may have in the event that the Borrower is deemed by any court to have been a surety, guarantor, or accommodation party under this Note, despite all representations and warranties in this Note to the contrary.

     This Note evidences one or more Revolving Loans made under the Credit Agreement dated as of August 14, 2000, between the Borrowers; the Lender and ______________________, as lenders (the "Lenders"), and KeyBank National Association, as Administrative Agent for the Lenders (the "Credit Agreement"), to which reference is hereby made for a statement of the circumstances under which this Note is subject to prepayment and under which its due date may be accelerated. This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Washington in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

     Capitalized terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

     EACH OF THE BORROWERS ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                    TRENDWEST RESORTS, INC.



                                    By:_______________________________
                                    Its:______________________________



                                    TRENDWEST SOUTH PACIFIC PTY. LTD.,
                                    an Australian corporation



                                    By:_______________________________
                                    Its:______________________________

                                    EXHIBIT G
                                    ---------

                                   PROJECTIONS
             For the period from June 30, 2000 through June 30, 2003



                                 [See Attached.]

                                    EXHIBIT H
                                    ---------

                                 CAPITALIZATION



Capitalization as of July 31, 2000:

     Preferred stock, no par value. Authorized 10,000,000 shares; no shares issued or outstanding

     Common stock, no par value.  Authorized 90,000,000 shares;

        issued and outstanding 16,926,183, at July 31, 2000

                                    EXHIBIT I
                                    ---------

                                   LITIGATION



                                      None.

                                    EXHIBIT J
                                    ---------

                                  INDEBTEDNESS



1. Standby Letter of Credit issued by First National Bank of Chicago in the amount of $464,506.60. The Letter of Credit expires May 21, 2001 for the benefit of Case #97-2-19757-1 KNT K ing County Superior Court.

2.  Performance Bonds (required for marketing premiums in Las Vegas) as follows:

         (a)      $75,000 issued by Developers Insurance Company;

         (b)      $54,000 issued by Developers Insurance Company.

                                    EXHIBIT K

                                    ---------

                                    CONSENTS



                                      None.

                                    EXHIBIT L
                                    ---------

                         MATERIAL CONTRACTS AND LICENSES



                                      None.

                                    EXHIBIT M
                                    ---------

                                  SUBSIDIARIES

TW Resorts Real Estate, Inc.

TRI Funding II, Inc.

TRI Funding III, Inc.

Trendwest Investments, Inc.

TW Holdings II, Inc.

TW Holdings III, Inc.

MountainStar Resorts, Inc.

MountainStar Resort Resources, Inc.

Trendwest Properties, Inc.

Trendwest South Pacific PTY LTD

31674 Yukon, Inc.

Trendwest Funding I, Inc.

Trendwest Funding II, Inc.

TRI Funding Company I, L.L.C.

                                    EXHIBIT N
                                    ---------

                              ENVIRONMENTAL MATTERS



The environmental matters disclosed in that certain Phase I Environmental Site Assessment regarding property located in Seaside, Oregon, prepared for Trendwest Resorts, Inc. by JELD-WEN Risk Management Department dated March 2000.

                                    EXHIBIT O
                                    ---------

                        COMPLIANCE LETTER AND CERTIFICATE



                            ----------------, ------



KeyBank National Association,
As Administrative Agent
700 Fifth Avenue, 46th Floor
Seattle, Washington  98104
Attn:  Mary Young


Ladies and Gentlemen:

     As required by Section 6.5(c) of the Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc., Trendwest South Pacific Pty. Ltd., the lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent for itself and the other such lenders (the "Agreement"), the undersigned has reviewed the activities of the Borrower for the fiscal quarter [year] ending _____, ____, and, consequently, warrant and certify to the Lenders that: (i) all information contained in the attached Certificate is true and accurate to the best of Borrower's knowledge; (ii) the amounts set forth in the attached Certificate accurately present amounts required to be calculated under the financial covenants set forth in Section 6.11 of the Agreement; (iii) Borrower has exercised its best efforts to ascertain the truthfulness and accuracy of the information contained in the attached Certificate; (iv) no Possible Default or Event of Default has occurred; and (v) Borrower is aware that the Lenders are relying on the information contained in this Certificate as the basis for determining the Borrower's eligibility for additional Revolving Loans. Unless otherwise defined, all capitalized terms used in this Certificate have the meanings assigned to such terms in the Agreement.

                                                 TRENDWEST RESORTS, INC.



                                                  By:___________________________
                                                     Its Chief Financial Officer

                             COMPLIANCE CERTIFICATE

                 (for fiscal quarter [year] ending ______, ____)

                                                                                                            As of
                                                                                                           3/31/2000
6.11(a)   Maximum Leverage Ratio

          Total Funded Debt
          Revolving Credit                                                                                           A
          JELD-WEN note                                                                                              B
          Capitalized Lease Obligations                                                                    5,000,000 C
          Other Indebtedness                                                                                         D
          Off B/S Synthetic Leases                                                                                   E
                                                                                                           ---------
                   Total Funded Debt (A+B+C+D+E+F)                                                         5,000,000 F
                                                                                                           =========

          Consolidated Net Worth                                                                           17,500,000G
                                                                                                           ---------

          Total Capitalization (F+G)                                                                       22,500,000H
                                                                                                           =========

          Leverage Ratio (F/H)                                                                                22.2%
          Maximum Permitted                                                                                   35.0%

                                                              Quarter     Quarter    Quarter     Quarter
                                                               Ended       Ended      Ended       Ended        LTM
6.11(b)   Minimum Fixed Charge Coverage Ratio                 6/30/99     9/30/99    12/31/99    3/31/00     3/31/00
                                                              -------------------------------------------------------
          Adjusted EBITDA
          Net Income                                                                                              ---
                                                                                                                  ---
Add:      Income taxes
          Interest expense                                                                                        ---
          Depreciation and amortization                                                                           ---
          Amortization   of  residual   interest  in  Notes                                                       ---
          Receivable sold
          Unrealized  loss on  residual  interest  in Notes                                                       ---
          Receivable sold
          Contract  servicing  liability  arising  from the                                                       ---
          sale of Notes Receivable
          Non-cash extraordinary losses                                                                           ---
                                                                                                                  ---
Less:     Residual interest in Notes Receivable sold
          Amortization of contract servicing liability                                                            ---
          Unrealized  Gain on residual  interests  in Notes                                                       ---
          Receivable sold
          Non-cash or extraordinary income items                                                                  ---
                                                              -------------------------------------------------------
              Adjusted EBITDA                                       ---        ---         ---         ---        ---  I
                                                             =========================================================
                                                                                                                  ---
          Capital expenditures                                                                                    ---  J
                                                             ---------------------------------------------------------
              Available Cashflow (I-J)                              ---        ---         ---         ---        ---  K
                                                             =========================================================

          Fixed Charges
          Current Portion of Long-Term Debt                                                                       ---  L
          Interest Expense                                                                                        ---  M
          Cash Income Taxes                                                                                       ---  N
                                                             ---------------------------------------------------------
              Total Fixed Charges (L+M+N)                           ---        ---         ---         ---        ---  O
                                                             =========================================================

          Fixed Charge Coverage Ratio (H/L)                                                                   #DIV/O!
          Minimum Required                                                                                      2.25x

                                                                                                              As of
                                                                                                            12/31/00
                                                                                                            ----------
6.11(c)   Minimum Consolidated Net Worth

          Minimum  Required  as  of  the  Previous  Quarter                                                175,000,000 P
               Ended (__/__/__)
          Quarter Net Income (without Deducing for Losses)                                      10,000,000
                                                                                                ----------------------
          75% of quarterly net income                                                            7,500,000  7,500,000  Q

          100% of the Proceeds from the Sale of Equity                                                 ---        ---  R

          Minimum Consolidated Net Worth (P+Q+R)                                                            182,500,000
                                                                                                            ===========

          Actual Consolidated Net Worth                                                                     200,000,000

                                    EXHIBIT P
                                    ---------

                            ASSIGNMENT AND ACCEPTANCE



     Reference is made to that certain Credit Agreement dated as of August 14, 2000, between Trendwest Resorts, Inc., Trendwest South Pacific Pty. Ltd. (the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for itself and the other such lenders (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

     The assignor identified on the signature page hereto ("Assignor") and the assignee identified on the signature page hereto ("Assignee") agree as follows:

     1. (a)  Subject  to  paragraph  11,  effective  as of the date  written  on
Schedule 1 hereto (the "Effective Date"), Assignor irrevocably sells and assigns to Assignee, without recourse to Assignor, and Assignee hereby irrevocably purchases and assumes from Assignor, without recourse to Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to Assignor's rights and obligations under the Agreement.

     (b) From and after the Effective Date, (i) Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Agreement to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. Assignor and/or Assignee, as agreed by Assignor and Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section 11.7(c) of the Agreement.

     2. On the Effective Date, Assignee shall pay to Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by Assignor and Assignee.

     3. Assignor and Assignee agree that all payments of principal, interest, fees and other amounts in respect of the Assigned Interest accruing from and after the Effective Date shall be for the account of Assignee, and all payments of such amounts in respect of the Assigned Interest accruing prior to the Effective Date shall remain for the account of Assignor. Assignor and Assignee hereby agree that if either receives any payment of such amounts which is for the account of the other, it shall hold the same in trust for such party and shall promptly pay the same to such party.

     4. Assignor represents and warrants to Assignee that:

     (a) Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

     (b) The Assigned Interest listed on Schedule 1 accurately and completely sets forth the amount of all outstanding Obligations relating to the Assigned Interest as of the Effective Date;

     (c) It has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Agreement, and no consent or authorization of, filing with, or other act by or in respect of any governmental authority, is required in connection in connection herewith or therewith; and

     (d) This Assignment and Acceptance constitutes the legal, valid and binding obligation of Assignor.

     Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance by the Borrowers of their respective obligations under the Agreement and Revolving Notes, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Revolving Notes other than as expressly set forth above.

     5. Assignee represents and warrants to Assignor and the Administrative Agent that:

     (a) it is an Eligible Assignee;

     (b) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Agreement, and no consent or authorization of, filing with, or other act by or in respect of any governmental authority, is required in connection in connection herewith or therewith;

     (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of Assignee;

     (d) under applicable laws, no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to Assignee hereunder or under the Agreement or the Revolving Notes, and prior to or concurrently with the Administrative Agent's receipt of this Assignment and Acceptance, Assignee has delivered to the Administrative Agent any tax forms required by Section 11.8 of the Agreement; and

     (e) Assignee has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. Assignee has independently and without reliance upon Assignor or the Administrative Agent and based on such information as Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

     6. Assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

     7. If either Assignee or Assignor desires a Revolving Note to evidence its Loans, it shall request that the Administrative Agent procure a Revolving Note from the Borrowers.

     8. Assignor and Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

     9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Assignee shall not assign its rights or obligations hereunder without the prior written consent of Assignor and any purported assignment, absent such consent, shall be void.

     10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in the Agreement.

     11. The effectiveness of the assignment described herein is subject to:

     (a) if such consent is required by the Agreement, Assignor and Assignee obtaining the consent of the Administrative Agent and the Borrower to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, Assignor and Assignee hereby request any such required consent and request that the Administrative Agent register Assignee as a Lender under the Agreement effective as of the Effective Date.

     (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable assignment fee referred to in Section 11.7(c) of the Agreement and any tax forms required by Section 11.8 of the Agreement.

     12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to Assignee.

     By signing below, the Administrative Agent agrees to register Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest and will adjust the registered Ratable Share of Assignor under the Agreement to reflect the assignment of the Assigned Interest.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                    Assignor:

                                    [Name of Assignor]



                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________

                                    Assignee:
___ Tax forms required by          [Name of Assignee]
    Section 11.8 of the
    Agreement included
                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________




In accordance with and subject to Section 11.4 of the Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:

TRENDWEST RESORTS, INC.


By:__________________________________________

Name: _______________________________________

Title: ______________________________________




TRENDWEST SOUTH PACIFIC PTY. LTD.


By:__________________________________________

Name: _______________________________________

Title: ______________________________________




KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent


By:__________________________________________

Name: _______________________________________

Title: ______________________________________

                     SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE


                              The Assigned Interest



Effective Date: ______________________



                       Type and amount of outstanding
Assigned Commitment        Obligations assigned           Assigned Ratable Share
-------------------    ------------------------------     ----------------------

$                      [type] $                                                %
 ------------------            -----------------------    ---------------------

                    SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE


                             Administrative Details


(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                    EXHIBIT Q
                                   ----------

                                      LIENS



                                      None.





                                      Q-1